                                                                  Exhibit 4.4(a)

                        The Chase Manhattan Corporation,

                                       to

                                 Chemical Bank,
                                        Trustee

                           --------------------------

                         AMENDED AND RESTATED INDENTURE

                           --------------------------

                         Dated as of September 1, 1993

                  (Including the Third Supplemental Indenture,
                         dated as of September 1, 1993)

           Providing for the Issuance of Subordinated Debt Securities

                               TABLE OF CONTENTS

Parties .....................................................................  1
Recitals ....................................................................  1

                                  ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101. Definitions ....................................................  2
                  Act .......................................................  2
                  Additional Amounts ........................................  2
                  Affiliate; control ........................................  2
                  Applicable Percentage .....................................  3
                  Authenticating Agent ......................................  3
                  Authorized Newspaper ......................................  3
                  Authorized Officer ........................................  3
                  Available Funds ...........................................  3
                  Bank ......................................................  3
                  Bearer Security ...........................................  3
                  Board of Directors ........................................  3
                  Board Resolution ..........................................  3
                  Business Day ..............................................  3
                  Capital Securities ........................................  4
                  Capital Security Election Form ............................  4
                  Capital Stock of the Bank .................................  4
                  Cash Election Holders .....................................  4
                  Commission ................................................  4
                  Common Depositary .........................................  4
                  Common Stock ..............................................  4
                  Company ...................................................  4
                  Company Request or Company Order ..........................  4
                  Corporate Trust Office ....................................  4
                  Coupon ....................................................  5
                  Currency or Money .........................................  5
                  Currency Indexed Note .....................................  5
                  Default ...................................................  5
                  Defaulted Interest ........................................  5
                  Dollars or $ ..............................................  5
                  Event of Default ..........................................  5
                  Event Relating to Federal Income Taxes ....................  5
                  Exchange Agent ............................................  5
                  Exchange Date .............................................  5


                                       i
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                        Exchange Price ......................................  5
                        Global Exchange Date ................................  6
                        Holder ..............................................  6
                        Indenture ...........................................  6
                        Independent Public Accountants ......................  6
                        Indexed Security ....................................  6
                        interest ............................................  6
                        Interest Payment Date ...............................  6
                        Legal Holiday .......................................  6
                        Market Value ........................................  7
                        Maturity ............................................  7
                        Office or Agency ....................................  7
                        Officers' Certificate ...............................  7
                        Opinion of Counsel ..................................  7
                        Optional Available Funds ............................  7
                        Original Issue Discount Security ....................  7
                        Outstanding .........................................  7
                        Paying Agent ........................................  9
                        Perpetual Preferred Stock ...........................  9
                        Person ..............................................  9
                        Place of Payment ....................................  9
                        Predecessor Security ................................  9
                        Primary Federal Regulator ...........................  9
                        ranking on a parity with the Securities .............  9
                        ranking junior to the Securities .................... 10
                        Redemption Date ..................................... 10
                        Redemption Price .................................... 10
                        Registered Security ................................. 10
                        Regular Record Date ................................. 10
                        Responsible Officer ................................. 10
                        Secondary Offering .................................. 11
                        Securities .......................................... 11
                        Security Register and Security Registrar ............ 11
                        Senior Indebtedness of the Company .................. 11
                        Special Record Date ................................. 11
                        Stated Maturity ..................................... 11
                        Subsidiary or subsidiary ............................ 11
                        Trustee ............................................. 11
                        Trust Indenture Act ................................. 12
                        United States ....................................... 12
                        United States Alien ................................. 12
                        U.S. Depository ..................................... 12
                        Vice President ...................................... 12
Section 102.            Compliance Certificates and Opinions ................ 12


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Section 103.            Form of Documents Delivered to Trustee .............. 13
Section 104.            Acts of Holders ..................................... 14
Section 105.            Notices, Etc. to Trustee and Company ................ 16
Section l06.            Notice to Holders; Waiver ........................... 16
Section 107.            Conflict with Trust Indenture Act ................... 17
Section 108.            Effect of Headings and Table of Contents ............ 18
Section 109.            Successors and Assigns .............................. 18
Section 110.            Separability Clause ................................. 18
Section 111.            Benefits of Indenture ............................... 18
Section 1l2.            Governing Law ....................................... 18
Section 113.            Legal Holidays ...................................... 18
Section 114.            Language of Notices ................................. 19

                                   ARTICLE TWO

                                SECURITIES FORMS

Section 201.            Forms Generally ..................................... 19
Section 202.            Form of Trustee's Certificate of Authentication ..... 20
Section 203.            Securities in Global Form ........................... 20

                                 ARTICLE THREE

                                 THE SECURITIES

Section 301.            Amount Unlimited; Issuable in Series ................ 21
Section 302.            Denominations ....................................... 24
Section 303.            Execution, Authentication, Delivery and Dating ...... 25
Section 304.            Temporary Securities ................................ 27
Section 305.            Registration, Registration of Transfer
                          and Exchange ...................................... 29
Section 306.            Mutilated, Destroyed, Lost and Stolen Securities .... 33
Section 307.            Payment of Interest and Certain Additional
                          Amounts; Rights to Interest and Certain
                          Additional Amounts Preserved ...................... 34
Section 308.            Persons Deemed Owners ............................... 35
Section 309.            Cancellation ........................................ 36
Section 310.            Computation of Interest ............................. 37
Section 311.            Form of Certification by a Person Entitled
                          to Receive a Bearer Security ...................... 37


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                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

Section 401.            Satisfaction and Discharge of Indenture ............. 42
Section 402.            Application of Trust Money and Capital Securities ... 44

                                  ARTICLE FIVE

                                    REMEDIES

Section 50l.            Events of Default ................................... 44
Section 502.            Acceleration of Maturity; Rescission and
                          Annulment ......................................... 45
Section 503.            Collection of Indebtedness and Suits for
                          Enforcement by Trustee ............................ 46
Section 504.            Trustee May File Proofs of Claim .................... 48
Section 505.            Trustee May Enforce Claims Without Possession
                          of Securities or Coupons .......................... 49
Section 506.            Application of Money and Capital Securities
                          Collected ......................................... 49
Section 507.            Limitations on Suits ................................ 50
Section 508.            Unconditional Right of Holders to Receive
                          Principal, Premium, Interest and
                          Additional Amounts ................................ 50
Section 509.            Restoration of Rights and Remedies .................. 51
Section 510.            Rights and Remedies Cumulative ...................... 51
Section 511.            Delay or Omission Not Waiver ........................ 51
Section 512.            Control by Holders .................................. 52
Section 513.            Waiver of Past Defaults ............................. 52
Section 514.            Undertaking for Costs ............................... 52
Section 515.            Waiver of Stay or Extension Laws .................... 53
Section 516.            Certain Outstanding Securities ...................... 53

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.            Certain Duties and Responsibilities ................. 53
Section 602.            Notice of Defaults .................................. 55
Section 603.            Certain Rights of Trustee ........................... 55
Section 604.            Not Responsible for Recitals or Issuance of
                          Securities ........................................ 56
Section 605.            May Hold Securities ................................. 57


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Section 606.            Money Held in Trust ................................. 57
Section 607.            Compensation and Reimbursement ...................... 57
Section 608.            Corporate Trustee Required; Eligibility;
                          Conflict of Interest .............................. 58
Section 609.            Resignation and Removal; Appointment of
                          Successor ......................................... 58
Section 610.            Acceptance of Appointment by Successor .............. 60
Section 611.            Merger, Conversion, Consolidation or Succession
                          to Business ....................................... 61
Section 612.            Appointment of Authenticating Agent ................. 61

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.            Company to Furnish Trustee Names and
                          Addresses of Holders .............................. 63
Section 702.            Preservation of Information; Communications to
                          Holders ........................................... 64
Section 703.            Reports by Trustee .................................. 64
Section 704.            Reports by Company .................................. 64

                                 ARTICLE EIGHT

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.            Company May Consolidate, Etc., only on Certain
                          Terms ............................................. 65
Section 802.            Successor Corporation Substituted ................... 66

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

Section 901.            Supplemental Indentures Without Consent of
                          Holders ........................................... 66
Section 902.            Supplemental Indentures with Consent of
                          Holders ........................................... 68
Section 903.            Execution of Supplemental Indentures ................ 69
Section 904.            Effect of Supplemental Indentures ................... 69
Section 905.            Conformity with Trust Indenture Act ................. 70
Section 906.            Reference in Securities to Supplemental
                          Indentures ........................................ 70


                                       v
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                                  ARTICLE TEN

                                   COVENANTS

Section 1001.          Payment of Principal, Premium, Interest
                         and Additional Amounts ............................. 70
Section l002.          Maintenance of Office or Agency ...................... 71
Section 1003.          Money for Securities Payments to Be Held in
                         Trust .............................................. 72
Section 1004.          Corporate Existence .................................. 73
Section 1005.          Restrictions on Disposition of Capital Stock
                         of Bank ............................................ 74
Section 1006.          Statement as to Compliance ........................... 74
Section 1007.          Waiver of Certain Covenants .......................... 74
Section 1008.          Additional Amounts ................................... 75

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

Section 1101.          Applicability of Article ............................. 76
Section 1102.          Election to Redeem; Notice to Bank and Trustee ....... 76
Section 1103.          Selection by Bank of Securities to be
                         Redeemed ........................................... 76
Section 1104.          Notice of Redemption ................................. 77
Section 1105.          Deposit of Redemption Price .......................... 78
Section 1106.          Securities Payable on Redemption Date ................ 78
Section 1107.          Securities Redeemed in Part .......................... 79
Section 1108.          Special Cash Redemption .............................. 80

                                 ARTICLE TWELVE

                          SUBORDINATION OF SECURITIES

Section 1201.          Agreement to Subordinate ............................. 81
Section 1202.          Obligation of the Company Unconditional .............. 83
Section 1203.          Limitations on Duties to Holders of Senior
                         Indebtedness of the Company ........................ 83
Section 1204.          Notice to Trustee and Exchange Agent of Facts
                         Prohibiting Payments and Deliveries ................ 84
Section 1205.          Application by Trustee or Agent of Money or
                         Capital Securities ................................. 85
Section 1206.          Subrogation .......................................... 85


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Section 1207.          Subordination Rights Not Impaired by Acts or
                         Omissions of Company or Holders of Senior
                         Indebtedness of the Company ........................ 85
Section 1208.          Authorization of Trustee to Effectuate
                         Subordination of Securities ........................ 86
Section 1209.          Right of Trustee to Hold Senior Indebtedness
                         of the Company ..................................... 86
Section 1210.          Article Twelve Not to Prevent Events of
                         Default or Defaults ................................ 86

                                ARTICLE THIRTEEN

                 EXCHANGE OF CAPITAL SECURITIES FOR SECURITIES

Section 1301.          Applicability of Article ............................. 87
Section 1302.          Exchange of Capital Securities ....................... 87
Section 1303.          Notices of Exchange .................................. 90
Section 1304.          Rights and Duties of Holders of Securities
                         for which Capital Securities are to Be Exchanged ... 92
Section 1305.          Deposit of Exchange Price ............................ 95
Section 1306.          Securities Due on Exchange Date; Securities
                         Exchanged in Part .................................. 96
Section 1307.          Form of Capital Security Election Form ............... 97
Section 1308.          Covenants of the Company ............................. 98
Section 1309.          Revocation of Obligation to Exchange Capital
                         Securities for Securities .......................... 99
Section 1310.          Optional Available Funds ............................ 100
Section 1311.          Provision in Case of Consolidation, Merger,
                         Conveyance or Transfer ............................ 101
Section 1312.          Responsibility of Trustee ........................... 101

                                ARTICLE FOURTEEN

                                AVAILABLE FUNDS

Section 140l.          Available Funds ..................................... 102
Section 1402.          Covenant of Company to Obtain Available Funds ....... 102
Section 1403.          Release of Available Funds upon
                         Redemption or Payment ............................. 103


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                                ARTICLE FIFTEEN

                                REPAYMENT OPTION

Section 1501.           Applicability of Article ........................... 103

                                ARTICLE SIXTEEN

                       MEETINGS OF HOLDERS OF SECURITIES

Section 1601.          Purposes for Which Meetings May Be Called ........... 104
Section 1602.          Call, Notice and Place of Meetings .................. 104
Section 1603.          Persons Entitled to Vote at Meetings ................ 104
Section 1604.          Quorum; Action ...................................... 105
Section 1605.          Determination of Voting Rights; Conduct and
                         Adjournment of Meetings ........................... 106
Section 1606.          Counting Votes and Recording Action of Meetings ..... 106

                               ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

Section 1701.           Securities in Foreign Currencies ................... 107

Testimonium ................................................................ 108
Signatures and Seals ....................................................... 108
Acknowledgements ........................................................... 109

      INDENTURE, dated as of September 1, 1993 (the "Indenture"), among THE CHASE MANHATTAN CORPORATION, a Delaware corporation (hereinafter called the "Company"), having its principal office located at 1 Chase Manhattan Plaza, New York, New York 10081, and CHEMICAL BANK, a corporation organized and existing under the laws of the State of New York, as Trustee (hereinafter called the "Trustee").

                            RECITALS OF THE COMPANY

      The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its subordinated debt securities consisting of debentures, notes or other unsecured evidences of indebtedness (hereinafter called the "Securities"), to be issued in one or more series as provided in the Indenture.

      The Company has heretofore executed and delivered an Indenture between the Company and the Trustee dated as of May 1, 1987 (the "Original Indenture") and supplements to the Original Indenture in the form of a First Supplemental Indenture, dated as of May 1, 1991 and a Second Supplemental Indenture, dated as of October 1, 1992 (such First and Second Supplemental Indentures, together with the Original Indenture, being referred to as the "Supplemented Indenture").

      Section 901(3) of the Original Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders of Securities to add to or to change any of the provisions of the Original Indenture to permit or facilitate the issuance of Securities in bearer form.

      Section 901(9) of the Original Indenture provides, inter alia that a supplemental indenture may be entered into by the Company and the Trustee without consent of any Holders of Securities to make provision with respect to matters or question arising under the Original Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

      The Company deems it advisable to amend the Original Indenture pursuant to a Third Supplemental Indenture, dated as of September 1, 1993, the provisions of which shall be applicable only to Securities issued on or after September 1, 1993 (other than the provisions that reflect the requirements of the Trust Indenture Act). Also as of September 1, 1993, the Company restates this Indenture pursuant to the terms and provisions of this Indenture as supplemented by such First, Second and Third Supplemental Indentures, each difference between the Supplemented Indenture and the Indenture as restated herein being pursuant to the terms and provisions of said Third Supplemental Indenture.

      All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof or Coupons (as herein defined) appertaining to the Securities of any series, as follows:

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

      Section 101. Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

            (4) the words "herein", "hereof, "hereto" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

      Certain terms, used principally in Article Six are defined in that Article.

      "Act", when used with respect to any Holder, has the meaning specified in
Section 104.

      "Additional Amounts" means any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Company in respect of certain taxes imposed on Holders specified therein and which are owing to such Holders.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

      "Applicable Percentage" has the meaning specified in Section 301(15).

      "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

      "Authorized Newspaper" means a newspaper, in an official language of the place of publication or in the English language, customarily published on each day that is a Business Day in the place of publication, whether or not published on days that are Legal Holidays in the place of publication, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any day that is a Business Day in the place of publication.

      "Authorized Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board or any Vice President, or the Treasurer, any Assistant Treasurer, the Secretary or any Associate Secretary or Assistant Secretary, of the Company.

      "Available Funds" has the meaning specified in Section 1401.

      "Bank" means The Chase Manhattan Bank (National Association), a national banking association incorporated under the laws of the United States and any successor thereto.

      "Bearer Security" means any Security in the form established pursuant to
Section 201 which is payable to bearer.

      "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board, and shall include, in connection with any action or matter arising hereunder, any one or more officers of the Company duly authorized by the board of directors of the Company or any such committee to act thereon.

      "Board Resolution" means a copy of a resolution or document, certified by the Secretary, an Associate Secretary or an Assistant Secretary of the Company to have been duly adopted, approved or authorized by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" with respect to any Place of Payment means, except as otherwise specified in the terms of Securities of any series established as provided in Section 301, any day, other than a Saturday or Sunday, on which banking institutions in that Place of Payment are open for business.

      "Capital Securities" means any securities issued by the Company which consist of any one of the following: (i) Common Stock, (ii) Perpetual Preferred Stock, or (iii) other securities which at the date of issuance constitute primary capital of the Company under regulations of or as determined by the Primary Federal Regulator, provided that if any securities under (iii) are (x) issued in exchange for Securities under this Indenture and (y) debt obligations for which Capital Securities are exchangeable, the Company shall have received the approval of the Primary Federal Regulator for such issuance. Capital Securities may have such terms, rights and preferences as may be determined by the Company.

      "Capital Security Election Form" means a form substantially in the form included in Section 1307.

      "Capital Stock of the Bank" means the capital stock, par value $15.00 per share, of the Bank as such capital stock exists on May 1, 1987 and such other shares of stock of the Bank as shall have ordinary power to vote for election of directors of the Bank and shall not have any preference as to distribution of assets upon any dissolution or winding up of the Bank.

      "Cash Election Holders" means Holders who do not elect in accordance with the procedures described in this Indenture to receive Capital Securities and who are deemed to have elected to receive cash instead of such Capital Securities.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Depositary" has the meaning specified in Section 304.

      "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

      "Company Request" or "Company Order" mean a written request or order signed in the name of the Company by its Chairman of the Board, its President, any Vice Chairman of the Board or any Vice President, and by its Treasurer, an Assistant Treasurer, an Associate Secretary, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Corporate Trust Office" means the principal office of the Trustee in the Borough of Manhattan, The City of New York, at which at any particular time its corporate trust business shall be administered, which office, at the date of execution of this instrument, is located at 450 West 33rd Street, New York, New York 10001.

      "Coupon" means any interest coupon appertaining to a Bearer Security.

      "Currency" or "Money", with respect to any payment, deposit or other transfer in respect of the principal of or any premium or interest on or any Additional Amounts with respect to any Security, means the unit or units of legal tender for the payment of public and private debts (or any composite thereof) in which such payment, deposit or other transfer is required to be made by or pursuant to the terms hereof and, with respect to any other payment, deposit or transfer pursuant to or contemplated by the terms hereof, means Dollars.

      "Currency Indexed Note" means any Security with the amount of principal payments determined by reference to an index Currency.

      "Default" has the meaning specified in Section 503.

      "Defaulted Interest" has the meaning specified in Section 307.

      "Dollars" or "$" means a dollar or other equivalent unit of legal tender for payment of public or private debts in the United States of America except as may otherwise be provided in any Security.

      "Event of Default" has the meaning specified in Section 501.

      "Event Relating to Federal Income Taxes" has the meaning specified in
Section 1302.

      "Exchange Agent" means the Person or Persons appointed by the Company to give notices and to exchange Capital Securities for Securities of any series as specified in Article Thirteen.

      "Exchange Date", when used with respect to Securities of any series, means the date on which Capital Securities are to be exchanged for Securities of such series in accordance with the terms of this Indenture and the terms of the Securities of such series and shall be (i) the Stated Maturity of Securities of such series, or (ii) any earlier date resulting from an acceleration of the date of any such exchange by the Company pursuant to the second paragraph of Section 1302, or (iii) the date of any such exchange established as provided in the third paragraph of Section 1302.

      "Exchange Price", when used with respect to a Security of any series for which Capital Securities are to be exchanged, means the amount of Capital Securities to be exchanged for such Security pursuant to this Indenture or the aggregate sale price of such Capital Securities in the Secondary Offering for the account of the Holder of such Security, as the case may be.

      "Global Exchange Date" has the meaning specified in Section 304.

      "Holder" means, in the case of a Registered Security, a Person in whose name a Security is registered in the Security Register and, in the case of any Bearer Security or any Coupon, the bearer thereof.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, shall include the terms of particular series of Securities established as provided in
Section 301; provided, however, that, if at any time more than one Person is acting as Trustee under this instrument, "Indenture" shall mean, with respect to any one or more series of Securities for which such Person is Trustee, this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the particular series of Securities for which such Person is Trustee established as contemplated by Section 301, exclusive, however, of any provisions or terms which relate solely to other series of Securities for which such Person is Trustee, regardless of when such terms or provisions were adopted, and exclusive of any provisions or terms adopted by means of one or more indentures supplemental hereto executed and delivered after such Person had become such Trustee but to which such Person, as such Trustee, was not a party.

      "Independent Public Accountants" means accountants or a firm of accountants that, with respect to the Company and any other obligor under the Securities or the Coupons, are independent public accountants within the meaning of the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder, who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountants or firm shall be entitled to rely upon any Opinion of Counsel as to the interpretation of any legal matters relating to the Indenture or certificates required to be provided hereunder.

      "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

      "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity and, with respect to any Security which provides for the payment of Additional Amounts pursuant to Section 1008, includes such Additional Amounts.

      "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security.

      "Legal Holiday", except as may be provided herein or in any Security with respect to any Place of Payment or other location, means a Saturday, a Sunday or a day on which banking institutions or trust companies in such Place of Payment or other location are not authorized or obligated to be open.

      "Market Value" of any Capital Securities issued on any Exchange Date for Securities of any series shall be the sale price of such Capital Securities as are sold in the Secondary Offering for the account of the Holders of the Securities of such series. In the event no such Secondary Offering takes place, the Market Value of such Capital Securities shall be the fair value of such Capital Securities on such Exchange Date as determined by three independent nationally recognized investment banking firms selected by the Company.

      "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "Office or Agency", with respect to any Securities, means an office or agency of the Company maintained or designated in a Place of Payment for such Securities pursuant to Section 1002 or any other office or agency of the Company maintained or designated for such Securities pursuant to Section 1002 or, to the extent designated or required by Section 1002 in lieu of such office or agency, the Corporate Trust Office of the Trustee.

      "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President, any Vice Chairman of the Board, or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, an Associate Secretary or an Assistant Secretary of the Company, that complies with the requirements of
Section 314(e) of the Trust Indenture Act, if applicable, and is delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of counsel, who may (except as otherwise expressly provided in this Indenture) be counsel for the Company or other counsel acceptable to the Trustee, that complies with the requirements of
Section 314(e) of the Trust Indenture Act, if applicable.

      "Optional Available Funds" has the meaning specified in Section 1310.

      "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502.

      "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

      (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

      (ii) Securities for whose payment, redemption or exchange of Capital Securities therefor, Money and Capital Securities, in each case in the necessary amount, have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) or any Exchange Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent or Exchange Agent) for the Holders of such Securities and any Coupons appertaining thereto, provided that, if such Securities are to be redeemed or Capital Securities are to be exchanged therefor, notice of such redemption or exchange has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

      (iii) Securities held by the Exchange Agent after Capital Securities have been exchanged therefor; and

      (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, waiver or other action hereunder, or are present at a meeting of Holders of Securities for quorum purposes and for purposes of making the calculations required by Section 313 of the Trust Indenture Act, (i) the principal amount of an Original Issue Discount Security that may be counted in making such determination and that shall be deemed to be Outstanding for such purposes shall be equal to the amount of the principal thereof that would be due and payable upon a declaration of acceleration thereof pursuant to Section 502 at the time of such determination or calculation, and
(ii) the principal amount of any Indexed Security that may be counted in making such determination and that shall be deemed Outstanding for such purpose shall be equal to the principal face amount of such Indexed Security at original issuance, unless otherwise provided in or pursuant to this Indenture, and (iii) the principal amount of any Security denominated other than in Dollars that may be counted in making such determination or calculation and that shall be deemed Outstanding for such purpose shall be equal to the Dollar equivalent, determined by the Company as of the date such Security is originally issued by the Company, of the principal amount (or, in the case of an Original Issue Discount Security, the Dollar equivalent as of such date of original issuance of the amount determined as provided in clause (i) above) of such Security, and (iv) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, other than Securities issued after May 1, 1991 purchased in connection with the distribution or trading thereof, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver, or other action, or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

      "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on, or any Additional Amounts with respect to, any Security or any Coupon on behalf of the Company.

      "Perpetual Preferred Stock" means any stock of any class of the Company which has a preference over Common Stock in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not mandatorily redeemable or repayable, or redeemable or repayable at the option of the Holder, otherwise than in shares of Common Stock or Perpetual Preferred Stock of another class or series or with the proceeds of the sale of Common Stock or Perpetual Preferred Stock.

      "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of, (and premium, if any) and interest, if any, on, or any Additional Amounts with respect to, the Securities of that series are payable as specified as contemplated by Section 301.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security or any Security to which a mutilated, destroyed, lost or stolen Coupon appertains shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security or the Security to which a mutilated, destroyed, lost or stolen Coupon appertains.

      "Primary Federal Regulator" means the Board of Governors of the Federal Reserve System of the United States or any successor United States governmental agency or instrumentality performing substantially the same regulatory function with respect to the Company and the adequacy of its capital as said Board of Governors performs on the date hereof.

      "ranking on a parity with the Securities", when used with respect to any obligation of the Company, shall mean the Floating Rate Subordinated Notes Due 1995, the Floating Rate Subordinated Notes Due 1997, the Floating Rate Subordinated Notes Due 2000, the Floating Rate Subordinated Notes Due 2009, the 7 1/2% Subordinated Notes Due 1997, the 10%

Subordinated Notes Due 1999, the 8% Subordinated Notes Due 1999, the 7 3/4% Subordinated Notes due 1999, the Floating Rate Subordinated Notes Due 2000, the 9 3/8% Subordinated Notes Due 2001, the 9 3/4% Subordinated Notes Due 2001, the 7.50% Subordinated Notes Due 2003, the Floating Rate Subordinated Notes Due 2003, the 6.50% Subordinated Notes Due 2005, the Floating Rate Subordinated Notes Due August 1, 2003 and the 6.75% Subordinated Notes Due 2008, issued by the Company and any other obligation of the Company which (a) ranks equally with and not prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of
Section 1201, and (b) is specifically designated as ranking on a parity with the Securities by express provision in the instrument creating or evidencing such obligation.

      "ranking junior to the Securities", when used with respect to any obligation of the Company, shall mean any obligation of the Company which (a) ranks junior to and not equally with or prior to the Securities (and any other obligations of the Company ranking on a parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 1201, and (b) is specifically designated as ranking junior to the Securities by express provision in the instrument creating or evidencing such obligation.

      The securing of any obligations of the Company, otherwise ranking on a parity with or junior to the Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with or junior to the Securities.

      "Redemption Date", when used with respect to any Security or portion thereof to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture or such Security.

      "Redemption Price", when used with respect to any Security or portion thereof to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture or such Security.

      "Registered Security" means any Security in the form established pursuant to Section 201 which is registered in the Security Register.

      "Regular Record Date", for the interest payable on any Interest Payment Date on Registered Securities of any series, means the date specified for that purpose in the terms of the Securities of such series established as provided in
Section 301.

      "Responsible Officer", when used with respect to the Trustee, means the chairman of the board of directors, the chairman or the vice chairman of the executive committee of the board of directors, the president, any vice chairman, the chairman of the trust committee, any executive vice president, any senior vice president, any vice president, any assistant vice president, the secretary, any assistant secretary, the cashier, any trust officer, any assistant trust officer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

      "Secondary Offering", when used with respect to Capital Securities exchanged for Securities of any series, means the offering and sale by the Company of such Capital Securities for the account of Cash Election Holders.

      "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture; provided, however, that, if at any time there is more than one Person acting as Trustee under this Indenture, "Securities", with respect to any such Person, shall mean Securities authenticated and delivered under this Indenture, exclusive, however, of Securities of any series as to which such Person is not Trustee.

      "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

      "Senior Indebtedness of the Company" shall mean the obligations of the Company to its creditors other than the Holders of the Securities, whether outstanding on the date of execution of this Indenture or thereafter incurred, except obligations ranking on a parity with the Securities or ranking junior to the Securities.

      "Special Record Date" for the payment of any Defaulted Interest on any Registered Security means a date fixed by the Trustee pursuant to Section 307.

      "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon or any Additional Amounts with respect thereto, means the date specified in such Security or a Coupon representing such instalment of interest, as the date on which the principal of such Security or such instalment of principal or interest is or such Additional Amounts are due and payable.

      "Subsidiary" or "subsidiary" means any corporation at least a majority of whose outstanding voting stock shall at the time be owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries. For this purpose "voting stock" of any corporation means stock of any class or classes (however designated), including any and all shares, interests, participations and other equivalents (however designated) of corporate stock, having ordinary voting power for the election of a majority of the directors of such corporation, other than stock having such power only by reason of the happening of a contingency.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to the Securities of one or more series pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to the Securities of that series.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Act or provision, as the case may be, as amended or replaced from time to time or as supplemented from time to time by rules or regulations adopted by the Commission under or in furtherance of the purposes of such Act or provision, as the case may be.

      "United States", except as otherwise provided herein or in any Security, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction.

      "United States Alien", except as otherwise provided in or pursuant to this Indenture, means any Person who, for United States Federal income tax purposes, is a foreign corporation, a non-resident alien individual, a non-resident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States Federal income tax purposes, a foreign corporation, a non-resident alien individual or a non-resident alien fiduciary of a foreign estate or trust.

      "U.S. Depository" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the Person designated as U.S. Depository by the Company pursuant to
Section 301, which must be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, if so provided pursuant to Section 301 with respect to the Securities of any series, any successor to such Person. If at any time there is more than one such Person, "U.S. Depository" shall mean, with respect to any series of Securities, the qualifying entity which has been appointed with respect to the Securities of that series.

      "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

      Section 102. Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

      Section 103. Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      Section 104. Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing, or by any Person duly authorized by means of any written certification or other authorization furnished by a U.S. Depository. Any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be given or taken by Holders of Securities of any series may, alternatively, be embodied in and evidenced by the record of Holders of Securities of such series voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities of such series duly called and held in accordance with the provisions of Article Sixteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments or, in the case of the U.S. Depository, furnishing the written certification or other authorization pursuant to which such instrument or instruments are signed, or so voting at any such meeting. Proof of execution of any such instrument, any writing appointing any such agent, or authorizing any such Person or any such written certification, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 1606.

      Without limiting the generality of this Section 104, unless otherwise established in or pursuant to a Board Resolution or set forth or determined in an Officers' Certificate, or established in one or more indentures supplemental hereto, pursuant to Section 301, a Holder, including a U.S. Depository that is a Holder of a global Security, may make, give or take, by a proxy or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders, and a U.S. Depository that is a Holder of a global Security may provide its proxy or proxies to the beneficial owners of interests in any such global Security through such U.S. Depository's standing instructions and customary practices.

      The Trustee shall fix a record date for the purpose of determining the Persons who are beneficial owners of interest in any permanent global Security held by a U.S. Depository entitled under the procedures of such U.S. Depository to make, give or take, by a proxy or proxies duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by Holders. If such a record date is fixed, the Holders on such record date or their duly appointed proxy or proxies, and only such Persons, shall be entitled to make, give or take such request, demand, authorization, direction, notice, consent, waiver or other action, whether or not such Holders remain Holders after such record date. No such request, demand, authorization, direction, notice, consent, waiver or other action shall be valid or effective if made, given or taken more than 90 days after such record date.

      (b) The fact and date of the execution by any Person of any such instrument, writing or certification may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument, writing or certification acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c) The ownership, principal amount and serial numbers of Registered Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

      (d) The ownership, principal amount and serial numbers of Bearer Securities held by any Person, and the date of the commencement and the date of the termination of holding the same, may be proved by the production of such Bearer Securities or by a certificate executed, as depositary, by any bank, banker or other depositary reasonably acceptable to the Company, wherever situated, if such certificate shall be deemed by the Company and the Trustee to be satisfactory, showing that at the date therein mentioned such Person had on deposit with such depositary, or exhibited to it, the Bearer Securities therein described; or such facts may be proved by the certificate or affidavit of the Person holding such Bearer Securities, if such certificate or affidavit is deemed by the Trustee to be satisfactory. The Trustee and the Company may assume that such ownership of any Bearer Security continues until (1) another certificate or affidavit bearing a later date issued in respect of the same Bearer Security is produced, or (2) such Bearer Security is produced to the Trustee by some other Person, or (3) such Bearer Security is surrendered in exchange for a Registered Security, or (4) such Bearer Security is no longer Outstanding. The fact and date of execution of any such instrument or writing, the authority of the Person executing the same and the principal amount and serial numbers of Bearer Securities held by the Person so executing such instrument or writing and the date of commencement and the date of termination of holding the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

      (e) If the Company shall solicit from the Holders of any Registered Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may at its option (but is not obligated to), by Board Resolutions, fix in advance a record date for the determination of Holders of Registered Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of Registered Securities of record at the close of business on such record date shall be deemed to be Holders of Registered Securities for the purpose of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Registered Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders of Registered Securities on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

      (f) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Security Registrar, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

      Section 105. Notices, Etc. to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department or

            (2) the Company by the Trustee or any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class mail, postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

      Section 106. Notice to Holders; Waiver.

      Where this Indenture or the Securities provide for notice to Holders of any event, such notice shall be sufficiently given to Holders of Registered Securities or to the Holders of Bearer Securities who have filed their names and addresses with the Trustee within two years preceding the giving of such notice (unless otherwise expressly provided herein or in the Securities) if in writing and mailed, first-class postage prepaid, to each Holder of a Registered Security or to each such Holder of such Bearer Security affected by such event, at his address as it appears in the Security Register or in such filing, as the case may be, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Except as provided in the preceding sentence, such notice shall be sufficiently given to Holders of Bearer Securities and any Coupons appertaining thereto, if any, if published in an Authorized Newspaper in The City of New York and, if such Securities are then listed on any stock exchange outside the United States, in an Authorized Newspaper in such city as the Company shall advise the Trustee that such stock exchange so requires or if not practicable, elsewhere in Europe, on a Business Day at least twice, the first such publication to be not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

      In any case where notice to Holders of Registered Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Registered Security shall affect the sufficiency of such notice with respect to other Holders of Registered Securities or the sufficiency of any notice to Holders of Bearer Securities given as provided herein.

      Where this Indenture or the Securities provide for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case, by reason of the suspension of publication of any Authorized Newspaper or by reason of any other cause, it shall be impossible or impracticable to make publication of any notice in an Authorized Newspaper or Authorized Newspapers when said notice is required to be published pursuant to any provision of this Indenture or of the Securities, then any manner of publication or notification as shall be satisfactory to the Trustee shall be deemed to be a sufficient publication of such notice.

      In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impossible or impracticable to mail notice of any event to Holders of Registered Securities when said notice is required to be given pursuant to any provision of this Indenture or of the Securities, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

      Section 107. Conflict with Trust Indenture Act.

      If any provision hereof limits, qualifies or conflicts with another provision hereof which is deemed to be incorporated in this Indenture by any of the provisions of the Trust Indenture Act, such incorporated provision shall control.

      Section 108. Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 109. Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      Section 110. Separability Clause.

      In case any provision in this Indenture, any Security or any Coupon shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 111. Benefits of Indenture.

      Except as otherwise provided in Article Twelve, nothing in this Indenture, any Security or any Coupon, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness of the Company and the Holders of Securities or Coupons, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 112. Governing Law.

      This Indenture, the Securities and any Coupons shall be governed by and construed in accordance with the laws of the State of New York.

      Section 113. Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date, Exchange Date or Stated Maturity of any Securities of any series shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture, any Security or any Coupon other than a provision in any Security or Coupon that specifically states that such provision shall apply in lieu of this Section) payment of interest on or any Additional Amounts or principal of (and premium, if any, on) Securities or exchange of Capital Securities or cash for such Securities need not be made on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on such

Interest Payment Date, Redemption Date or Exchange Date or at such Stated Maturity, and no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Exchange Date or Stated Maturity, as the case may be.

      Section 114. Language of Notices.

      Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

                                   ARTICLE TWO

                                SECURITIES FORMS

      Section 201. Forms Generally.

      Each Registered Security, Bearer Security, Coupon and temporary global Security shall be substantially in such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary, an Associate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

      Unless otherwise provided in or pursuant to this Indenture, the Securities shall be issuable in registered form without Coupons and Securities in bearer form shall have interest Coupons attached.

      The definitive Securities and definitive Coupons shall be printed, lithographed or engraved on steel engraved borders or may be produced by any combination of these methods or in any other manner, all as determined by the officers executing such Securities or Coupons, as evidenced by their execution of such Securities or Coupons.

      Section 202. Form of Trustee's Certificate of Authentication.

      The Trustee's certificate of authentication on all Securities shall be substantially in the following form:

      This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                      CHEMICAL BANK,
                                                      as Trustee

                                                      By________________________
                                                        Authorized Officer

      Section 203. Securities in Global Form.

      If Securities of a series shall be issuable in global form, any such Security may provide that it or any number of such Securities shall represent the aggregate amount of all Outstanding Securities of such series (or such lesser amount as is permitted by the terms thereof) from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges. Any endorsement of any Security in global form to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Securities represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 303 or 304 with respect thereto. Subject to the provisions of Section 303 and, if applicable, Section 304, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 303 or 304 has been, or simultaneously is, delivered, any instructions by the Company with respect to a Security in global form shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

      The provisions of the second to last sentence of Section 303 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the principal amount of Securities represented thereby, together with the written statement contemplated by the second to last sentence of Section 303.

      Notwithstanding the provisions of Section 307, unless otherwise specified as contemplated by Section 301, payment of principal of and any premium and interest on any Security in permanent global form shall be made to the Person or Persons specified therein.

      Notwithstanding the provisions of Section 308 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such principal amount of Outstanding Securities represented by a permanent global Security (i) in the case of a permanent global Security in registered form, the Holder of such permanent global Security in registered form, or (ii) in the case of a permanent global Security in bearer form, the Person or Persons specified pursuant to
Section 301.

                                 ARTICLE THREE

                                 THE SECURITIES

      Section 301. Amount Unlimited; Issuable in Series.

      The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

      The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner or method provided in an Officers' Certificate or in one or more indentures supplemental hereto prior to the issuance of Securities of each series:

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 906, 1107 or
      1306);

            (3) whether such Securities of the series are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, and whether the Bearer Securities are to be issuable with Coupons, without Coupons or both, and any restrictions applicable to the offer, sale or delivery of the Bearer Securities and the terms, if any, upon which Bearer Securities may be exchanged for Registered Securities; provided that if such Board Resolution shall fail to specify whether such Securities are to be issuable as Registered Securities, as Bearer Securities or alternatively as Bearer Securities and Registered Securities, such Securities shall be issued as Registered Securities.

            (4) whether any of such Securities of the series are to be issuable initially in global form, when any of such Securities are to be issuable in global form and, if so, (i) whether beneficial owners of interests in any such global Security may exchange such interests for Securities of such series and of like tenor and of any authorized form and denomination and the circumstances under which any such exchanges may occur, If other than in the manner specified in Section 305, (ii) the name of the depository or the U.S. Depository, as the case may be, with respect to any global Security and (iii) the manner in which interest payable on a global Security will be paid;

            (5) if any of such Securities are to be issuable as Bearer Securities or in global form, the date as of which any such Bearer Security or global Security shall be dated (if other than the date of original issuance of the first of such Securities to be issued);

            (6) if any of such Securities are to be issuable as Bearer Securities, whether interest in respect of any portion of a temporary Bearer Security in global form (representing all of the Outstanding Bearer Securities of the series) payable in respect of an Interest Payment Date therefor prior to the exchange, if any, of such temporary Bearer Security for definitive Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such Interest Payment Date;

            (7) the date or dates on which the principal of the Securities of the series is payable;

            (8) the rate or rates, or the method to be used in ascertaining the rate or rates, at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on Registered Securities on each Interest Payment Date, and whether and under what circumstances Additional Amounts on such Securities or any of them shall be payable and, if so, whether the Company has the option to redeem the affected Securities rather than pay such Additional Amounts;

            (9) the place or places where the principal of (and premium, if any) and interest, if any, on or any Additional Amounts with respect to Securities of the series shall be payable;

            (10) the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

            (11) the period or periods within which and the terms and conditions, if any, upon which Securities of the series may be converted into other securities;

            (12) the terms and conditions, if any, upon which Capital Securities shall be exchangeable for Securities of the series, including the place or places at which and the period or periods within which such Capital Securities shall be exchangeable for Securities of the series;

            (13) the terms and conditions, if any, upon which the Company may designate Optional Available Funds for Securities of the series;

            (14) the terms and conditions, if any, upon which the Company shall designate Available Funds for Securities of the series, including any covenant or option of the Company with respect thereto;

            (15) if other than the principal amount thereof, the percentage, or the method to be used in calculating the percentage, of the principal amount of the Securities of the series to be applicable at any particular time for purposes of determining the amount of Capital Securities which shall be exchangeable for Securities of the series or the amount of cash which the Holders of Securities of the series shall be entitled to receive on account of principal (such percentage being herein referred to as the "Applicable Percentage");

            (16) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Registered Securities of the series shall be issuable and the denominations in which Securities of the series that are Bearer Securities shall be issuable if other than the denomination of $5,000;

            (17) if other than the principal amount thereof, the portion, or the method to be used in calculating the portion, of the principal amount of the Securities of the series at any particular time which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
      Section 502;

            (18) the Currency or Currencies, including any composite of Currencies, in which payment of the principal of (and premium, if any) or interest, if any, on or Additional Amounts with respect to the Securities of the series shall or may be payable (if other than Currency of the United States of America), in which case any references in this Indenture to "cash", "funds", "Money" or "sum" shall mean any such Currency or Currencies, including any composite of Currencies, as the context requires;

            (19) if the principal of, any premium or interest on or any Additional Amounts with respect to any of such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise in a Currency other than that in which such Securities are stated to be payable, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are denominated or stated to be payable and the Currency in which such Securities or any of them are to be so payable;

            (20) if the amount of payments of principal of (and premium, if any) or interest, if any, on or Additional Amounts with respect to the Securities of the series may be determined with reference to an index, the manner in which such amounts shall be determined;

            (21) any Event of Default with respect to Securities of the series, if not set forth herein;

            (22) any other terms of the Securities of the series that permit Securities of the series to qualify as primary capital of the Company under regulations of or as determined by the Primary Federal Regulator,

            (23) whether there is more than one Trustee, the identity of the Trustee and, if not the Trustee, the identity of each Security Registrar, Paying Agent or Authenticating Agent with respect to such Securities; and

            (24) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

      All Securities of any one series and all Coupons, if any, pertaining to Bearer Securities of such series shall be substantially identical except as to Currency of payment due thereunder, denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to such Board Resolution and (subject to Section 303) set forth, or determined in the manner or method provided, in such Officers' Certificate or in any such supplemental indenture hereto. All Securities of any one series issued after May 1, 1991 need not be issued at the same time, and unless otherwise provided, a series issued after May 1, 1991 may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

      If any of the terms of the Securities of any series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary, an Associate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate.

      Section 302. Denominations.

      The Registered Securities of each series, if any, shall be issuable in registered form without Coupons in such denominations as shall be specified in the terms of the Registered

Securities of such series established as provided in Section 301. In the absence of any such provisions with respect to the Registered Securities of any series, the Registered Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof. The Bearer Securities of each series, if any, shall be issued in such denominations as shall be specified in the terms of the Bearer Securities of such series established as provided in Section 301. In the absence of any such provision with respect to the Bearer Securities of any series, the Bearer Securities of such series shall be issuable in denominations of $5,000.

      Section 303. Execution, Authentication, Delivery and Dating.

      Securities shall be executed on behalf of the Company by any two of its Chairman of the Board, its President, any Vice Chairman of the Board, or any Vice President, under its corporate seal reproduced thereon. The signature of any of these officers on the Securities may be manual or facsimile. Coupons shall bear the facsimile signature of the Chairman of the Board or the President of the Company.

      Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company and Coupons bearing the facsimile signatures of such individuals shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

      At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, together with any Coupons appertaining thereto, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that, in connection with its original issuance, no Bearer Security shall be mailed or otherwise delivered to any location in the United States, and provided, further, that a definitive Bearer Security may be delivered in connection with its original issuance only if the Trustee or its Authenticating Agent shall have received from the Person entitled to receive such Bearer Security a certificate in the form required by Section 311(a). In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities and any Coupons appertaining thereto, the Trustee shall be entitled to receive, and (subject to Sections 315(a), (b) and (d) of the Trust Indenture Act) shall be fully protected in relying upon:

      (1) a copy of any Board Resolution or Board Resolutions relating thereto and, if applicable, an appropriate record of any action taken pursuant to any such Board Resolution;

      (2) an executed supplemental indenture, if any; and

      (3) an Opinion of Counsel stating that

            (A) the forms of such Securities and Coupons, if any, have been established by or pursuant to a Board Resolution or by an indenture supplemental hereto as permitted by Section 201 in conformity with the provisions of this Indenture;

            (B) the terms of such Securities and Coupons, if any, have been established by or pursuant to a Board Resolution or by an indenture supplemental hereto as permitted by Section 301 in conformity with the provisions of this Indenture; and

            (C) such Securities and Coupons, if any, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company entitled to the benefits of this Indenture, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency and other laws affecting creditors' rights generally, and except that enforcement thereof may be limited under general principles of equity, provided that such Opinion of Counsel need not express any opinion concerning the enforceability of the provisions of Article Thirteen (other than any obligation of the Company thereunder, to the extent applicable, to pay to the Holders of such Securities on the Exchange Date cash in an amount equal to the principal amount (or the Applicable Percentage thereof) of such Securities (and premium, if any, thereon) and interest, if any, accrued and unpaid thereon to the Exchange Date) or of the provisions of Article Fourteen or as to whether a court in the United States of America would render a money judgment in a Currency other than that of the United States of America.

      Notwithstanding the provisions of Section 301 and the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the time of authentication upon original issuance of the first Security of such series.

      With respect to Securities of a series not to be originally issued at one time, the Trustee may rely, as to the authorization by the Company of any such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Sections 201 and 301 and this Section, as applicable, in connection with the first authentication of Securities of such series unless and until such opinion or other documents have been superseded or revoked.

      Each Registered Security shall be dated the date of its authentication. Unless otherwise specified as contemplated by Section 301, each Bearer Security and any temporary Bearer Security in global form shall be dated as of the date of the original issuance of such Security.

      No Security or Coupon appertaining thereto shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, unless otherwise specified as contemplated by Section 301, if any Security shall have been duly authenticated and delivered hereunder but never sold by the Company and the Company shall deliver to the Trustee and the Authenticating Agent a written statement (which need not comply with Section 102) signed by an Authorized Officer, specifically identifying such Security by series and number, and stating that such Security has never been sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder, shall never be entitled to the benefits of this Indenture and shall be disposed of by the Trustee as contemplated by the last paragraph of Section 309. Except as permitted by Section 306 or 307, the Trustee shall not authenticate and deliver any Bearer Security unless all Coupons appertaining thereto then matured have been detached and cancelled.

      Section 304. Temporary Securities.

      Pending the preparation of definitive Securities of any series, the Company may execute and, upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued in registered form, or, if authorized, in bearer from with one or more Coupons or without Coupons and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

      Except in the case of temporary Securities in global form, which shall be exchanged in accordance with the provisions below, if temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the Office or Agency of the Company maintained for such purpose pursuant to Section 1002, without charge to the Holder thereof. Upon surrender for cancellation of any one or more temporary Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of the same series of authorized denominations and containing identical terms and provisions; provided, however, that no definitive Bearer Security, except as provided in or pursuant to this Indenture, shall be delivered in exchange for a temporary Registered Security; and provided. further, that a definitive Bearer Security shall be delivered in exchange for a temporary Bearer Security only in compliance with the conditions set forth in or pursuant to this Indenture. Unless otherwise provided in or pursuant to this Indenture with respect to a temporary global Security, until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

      If temporary Securities of any series are issued outside the United States in global form, any such temporary global Security shall, unless otherwise provided in such temporary global Security, be delivered to the London office of a depositary or common depositary (the "Common Depositary"), for the benefit of the operator of the Euroclear System ("Euroclear") and CEDEL S.A., for credit to the respective accounts of the beneficial owners of such Securities (or to such other accounts as they may direct). Upon receipt of written instructions (which need not comply with Section 102) from an Authorized Officer acting pursuant to a Board Resolution, the Trustee or any Authenticating Agent, as the case may be, shall endorse such temporary global Security to reflect the initial principal amount, or an increase in the principal amount, of Outstanding Securities represented thereby. Until such initial endorsement, such temporary global Security shall not evidence any obligation of the Company. Such temporary global Security shall at any time represent the aggregate principal amount of Outstanding Securities theretofore endorsed thereon as provided above, subject to reduction to reflect exchanges as described below.

      Unless otherwise specified in such temporary global Security, and subject to the second proviso in the immediately following paragraph, the interest of a beneficial owner of Securities of a series in a temporary global Security shall be exchanged for definitive Securities of such series and of like tenor following the Global Exchange Date (as defined below) when the account holder instructs Euroclear or CEDEL S.A., as the case may be, to request such exchange on his behalf and delivers to Euroclear or CEDEL S.A., as the case may be, a certificate in the form required by Section 311(a), dated no earlier than 15 days prior to the Global Exchange Date, copies of which certificate shall be available from the offices of Euroclear and CEDEL S.A., the Trustee, and any Authenticating Agent appointed for such series of Securities and each Paying Agent. Unless otherwise specified in such temporary global Security, any such exchange shall be made free of charge to the beneficial owners of such temporary Security, except that a Person receiving definitive Securities must bear the cost of insurance, postage, transportation and the like in the event that such person does not take delivery of such definitive Securities in person at the offices of Euroclear or CEDEL S.A.

      Without unnecessary delay but in any event not later than the date specified in, or determined pursuant to the terms of, any such temporary global Security (the "Global Exchange Date"), the Company shall deliver to the Trustee or any Authenticating Agent, as shall be specified in, or determined pursuant to the terms of, such temporary global Security, definitive Securities in aggregate principal amount equal to the principal amount of the temporary global Security, executed by the Company. Unless otherwise specified as contemplated by Section 301, such definitive Securities shall be in the form of Bearer Securities, and if so specified as contemplated by Section 301, such definitive Securities shall be in the form of Registered Securities or shall be in the form of any combination of Bearer Securities and Registered Securities. On or after the Global Exchange Date such temporary global Security shall be surrendered by the Common Depositary to the Trustee or such Authenticating Agent, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities without charge and the Trustee or such Authenticating Agent shall authenticate and deliver, in exchange for each portion of such temporary global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of like tenor as the portion of such temporary global Security to be exchanged, which, except as otherwise specified as contemplated by Section 301, shall be in the form of Bearer Securities; provided, however, that unless otherwise specified in such temporary global Security, upon such presentation by the Common Depositary, such temporary global Security is accompanied by a certificate dated the Global Exchange Date or a subsequent date and signed by Euroclear as to the portion of such temporary global Security held for its account then to be exchanged and a certificate dated the Global Exchange Date or a subsequent date and signed by CEDEL S.A., as to the portion of such temporary global Security held for Its account then to be exchanged, each in the form required by Section 311(b); and provided, further, that a definitive Bearer Security shall be delivered in exchange for a portion of a temporary global Security only in compliance with the conditions set forth in Section 303.

      Upon any exchange of a portion of any such temporary global Security, such temporary global Security shall be endorsed by the Trustee or Authenticating Agent, as the case may be, to reflect the reduction of the principal amount evidenced thereby, whereupon its remaining principal amount shall be reduced for all purposes by the amount to be exchanged. Until so exchanged in full, such temporary global Security shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder, except that, unless otherwise specified as contemplated by
Section 301, interest payable on such temporary global Security on an Interest Payment Date for Securities of such series occurring prior to the applicable Global Exchange Date for Securities of such series shall be payable, without interest, to each of Euroclear and CEDEL S.A., on such Interest Payment Date upon delivery by Euroclear and CEDEL S.A., to the Trustee or Authenticating Agent, as the case may be, of a certificate or certificates in the form required by Section 311(c), for credit on or after such Interest Payment Date to the respective accounts of the persons who are the beneficial owners of such temporary global Security on such Interest Payment Date and who have each delivered to Euroclear or CEDEL, S.A., as the case may be, a certificate in the form required by Section 311(d).

      Section 305. Registration, Registration of Transfer and Exchange.

      With respect to the Registered Securities of each series, the Company shall cause to be kept at an Office or Agency to be maintained by the Company in accordance with Section 1002 a register (herein sometimes referred to as the "Security Register" with respect to the Registered Securities of such series) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of such Registered Securities and of transfers of such Registered Securities. Unless otherwise provided in a Board Resolution or indenture supplemental hereto with respect to the Registered Securities of any particular series, the Bank is hereby appointed "Security Registrar" for the purpose of registering Registered Securities and transfers of Registered Securities as herein provided.

      Upon surrender for registration of transfer of any Registered Security of any series at the Office or Agency of the Company, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount.

      At the option of the Holder, Registered Securities of any series may be exchanged for other Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Registered Securities to be exchanged at such Office or Agency. Whenever any Registered Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Registered Securities which the Holder making the exchange is entitled to receive.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

      Every Registered Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

      At the option of the Holder, Bearer Securities of such series may be exchanged for Registered Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Bearer Securities to be exchanged at any Office or Agency for such series, with all unmatured Coupons and all matured Coupons in default thereto appertaining. If the Holder of a Bearer Security is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in default, such exchange may be effected if the Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there is furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Bearer Security shall surrender to any Paying Agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in Section 1002, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency located outside the United States. Notwithstanding the foregoing, in case a Bearer Security of any series is surrendered at any such Office or Agency for such series in exchange for a Registered Security of the same series and like tenor after the close of business at such Office or Agency on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date or proposed date of payment, as the case may be (or, if such Coupon is so surrendered with such Bearer Security, such Coupon shall be returned to the Person so surrendering the Bearer Security), and interest or Defaulted Interest, as the case may be, shall not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

      Whenever any Securities are surrendered for exchange as contemplated by the immediately preceding paragraph, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

      No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1107 or 1306 not involving any transfer.

      The Company shall not be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of mailing of a notice of exchange of Capital Securities for Securities of that series selected for exchange of Capital Securities therefor under Section 1303(c) and ending at the close of business on the day of such mailing, or (iii) unless otherwise specified in the terms of the Securities of any series established as provided in Section 301, to register the transfer of or exchange any Security of such series so selected for redemption or for exchange of Capital Securities therefor in whole or in part, or (iv) to exchange any Bearer Security so selected for redemption except that such Bearer Security may be exchanged for a Registered Security of like tenor and the same series, provided that such Registered Security shall be immediately surrendered for redemption with written instruction for payment consistent with the provisions of this Indenture.

      Notwithstanding the foregoing, except as otherwise specified as contemplated by Section 301, any global Security registered in the name of a U.S. Depositary or its nominee shall be exchangeable only if (i) the U.S. Depository is at any time unwilling or unable to continue as U.S. Depository and a successor depository is not appointed by the Company within 60 days of the receipt by the Company of notice to such effect from the U.S. Depository, (ii) the Company executes and delivers to the Trustee a Company Order to the effect that such global Security shall be so exchangeable, or (iii) an Event of Default has occurred and is continuing with respect to the Securities. If the beneficial owners of interests in such global Security are entitled to exchange such interests for Securities of such series with the same terms and provisions and of like principal amount of any authorized form and denomination, as specified as contemplated by Section 301, then without unnecessary delay, the Company shall deliver to the Trustee or any Authenticating Agent definitive Securities of that series with the same terms and provisions in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests may be so exchanged, such global Security shall be surrendered from time to time by the U.S. Depository or such other depository as shall be specified in the Company Order with respect thereto, and in accordance with instructions given to the Trustee or any Authenticating Agent and the U.S. Depository or such other depository, as the case may be (which instructions shall be in writing but need not comply with Section 102 or be accompanied by an Opinion of Counsel), as shall be specified in the Company Order with respect thereto, to the Trustee, or any Authenticating Agent as the Company's agent for such purpose, to be exchanged, in whole or in part, for definitive Securities of the same series without charge. The Trustee or such Authenticating Agent shall authenticate and make available for delivery, in exchange for each portion of such surrendered global Security, a like aggregate principal amount of definitive Securities in the form in which the Securities are issuable, as specified as contemplated by
Section 301, which (unless such Securities are not issuable both as Bearer Securities and as Registered Securities, in which case the definitive Securities exchanged for the global Security shall be issuable only in the form in which the Securities are issuable, as provided in or pursuant to this Indenture) shall be in the form of Bearer Securities or Registered Securities, or any combination thereof, as shall be specified by the beneficial owner thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of business 15 days before any selection of Securities of that series to be redeemed and ending on the relevant Redemption Date; and provided, further, that (unless otherwise provided in or pursuant to this Indenture) no Bearer Security delivered in exchange for a portion of a global Security shall be mailed or otherwise delivered to any location in the United States. Promptly following any such exchange in part, such global Security shall be returned by the Trustee or the Authenticating Agent to such depository or the U.S. Depository, as the case may be, or such other depository or U.S. Depository referred to above in accordance with the instructions of the Company referred to above. If a Registered Security is issued in exchange for any portion of a global Security after the close of business at the Office or Agency where such exchange occurs on (i) any Regular Record Date and before the opening of business at such Office or Agency on the relevant Interest Payment Date, or (ii) any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of interest or Defaulted Interest, as the case may be, interest will not be payable on such Interest Payment Date or proposed date for payment, as the case may be, in respect of such Registered Security, but will be payable on such Interest Payment Date or proposed date for payment, as the case may be, only to the Person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture. None of the Company, the Trustee, any Paying Agent or the Securities Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Section 306. Mutilated, Destroyed, Lost and Stolen Securities.

      If (i) any mutilated Security or a Security with a mutilated Coupon appertaining to it is surrendered to the Trustee, or the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security or Coupon, and (ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security or Coupon has been acquired by a bona fide purchaser, the Company shall execute and, upon the Company's request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security or in exchange for the Security to which a mutilated, destroyed, lost or stolen Coupon appertains (with all appurtenant Coupons not mutilated, destroyed, lost or stolen), a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding, with Coupons corresponding to the Coupons, if any, appertaining to such mutilated, destroyed, lost or stolen Security or to the Security to which such mutilated, destroyed, lost or stolen Coupon appertains.

      In case any such mutilated, destroyed, lost or stolen Security or Coupon has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security or Coupon; provided, however, that payment of principal of, any premium or interest on or any Additional Amounts with respect to any Bearer Securities shall, except as otherwise provided in Section 1002, be payable only at an Office or Agency for such Securities located outside the United States.

      Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

      Every new Security of any series, with any Coupons appertaining thereto, issued pursuant to this Section in lieu of any destroyed, lost or stolen Security, or in exchange for a Security to which a destroyed, lost or stolen Coupon appertains, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security and Coupons appertaining thereto or the destroyed, lost or stolen Coupon shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series and any Coupons, if any, duly issued hereunder.

      The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons.

      Section 307. Payment of Interest and Certain Additional Amounts; Rights to
                   Interest and Certain Additional Amounts Preserved.

      Interest on and any Additional Amounts with respect to any Registered Security which are payable, and are punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered as of the close of business on the Regular Record Date for such interest. In case a Bearer Security of any series is surrendered in exchange for a Registered Security after the close of business at an Office or Agency for such Security on any Regular Record Date therefor and before the opening of business at such Office or Agency on the next succeeding Interest Payment Date therefor, such Bearer Security shall be surrendered without the Coupon relating to such Interest Payment Date and interest shall not be payable on such Interest Payment Date in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

      Any interest on and any Additional Amounts with respect to any Registered Security of any series which are payable, but are not punctually paid or duly provided for, on any Interest Payment Date for such Registered Security (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Person in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such Money when so deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon, the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of such Registered Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose name the Registered Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). In case a Bearer Security is surrendered at the Office or Agency for such Security in exchange for a Registered Security after the close of business at such Office or Agency on any Special Record Date and before the opening of business at such Office or Agency on the related proposed date for payment of Defaulted Interest, such Bearer Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest shall not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Bearer Security, but shall be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

      If any instalment of interest whose Stated Maturity is on or prior to the Redemption Date for any Securities called for redemption pursuant to Article Eleven is not paid or duly provided for on or prior to the Redemption Date in accordance with the foregoing provisions of this Section, such interest shall be payable as part of the Redemption Price of such Securities.

      Except as otherwise specified in the terms of the Securities of any series established as provided in Section 301, if any instalment of interest whose Stated Maturity is on or prior to the Exchange Date for Securities of such series for which a notice of exchange of Capital Securities therefor has been given pursuant to Article Thirteen is not paid or duly provided for on or prior to the Exchange Date in accordance with the foregoing provisions of this Section, such interest shall be payable concurrently with the payment of the Exchange Price of such Securities to the Persons to whom such Exchange Price shall be payable.

      Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      Section 308. Persons Deemed Owners.

      Title to any Bearer Security, any Coupons appertaining thereto and any temporary global Bearer Security shall pass by delivery.

      Prior to due presentment of a Registered Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Sections 305 and 307) interest on and any Additional Amounts with respect to such Registered Security and for all other purposes whatsoever, whether or not such Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of any Bearer Security or the bearer of any Coupon as the absolute owner of such Security or Coupon for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not any payment with respect to such Security or Coupon shall be overdue, and neither the Company, nor the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

      No holder of any beneficial interest in any global Security held on its behalf by a depository shall have any rights under this Indenture with respect to such global Security, and such depository may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the owner of such global Security for all purposes whatsoever. None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

      Section 309. Cancellation.

      All Securities and Coupons surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Securities and Coupons, as well as Securities and Coupons surrendered directly to the Trustee or the Security Registrar for any such purpose, shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. The Company may at any time deliver to the Trustee or the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee or the Security Registrar, as the case may be. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities and Coupons held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures, unless by a Company Order the Company directs their return to it. The Trustee shall promptly notify the Company of all cancelled securities.

      Each Security, together with Coupons appertaining thereto, if any, which, pursuant to Section 303, is deemed never to have been authenticated and delivered hereunder shall be delivered to the Trustee and disposed of by the Trustee; and the Trustee shall promptly notify the Security Registrar that, pursuant to Section 303, such Security is deemed never to have been authenticated and delivered hereunder and shall instruct the Security Registrar to make or cause to be made the necessary notations in the Security Register to reflect the foregoing.

      Section 310. Computation of Interest.

      Except as otherwise specified in the terms of the Securities of any series established as provided in Section 301, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

      Section 311. Form of Certification by a Person Entitled to Receive a
                   Bearer Security.

      (a) Whenever any provision of this Indenture or the forms of Security contemplate that certification be given by a Person entitled to receive a Bearer Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the
Company:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   PERSON ENTITLED TO RECEIVE BEARER SECURITY]

                                   CERTIFICATE

                     [Insert title or sufficient description
                         of Securities to be delivered]

      This is to certify that none of the above-captioned Securities are being acquired by or on behalf of a United States person, or for offer to resell or for resale to a United States person or to a person within the United States, or, if a beneficial interest in any such Security is being acquired by or on behalf of a United States person, that such person is a financial institution or is acquiring through a financial institution and that such Security is held by a financial institution that has agreed in writing to comply with the requirements of Section 165 (j)(3)(A), (B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. If this certificate is being provided by a clearing organization, it is based on statements provided to it by its member organizations. If the undersigned is a dealer, the undersigned agrees to obtain a similar certificate from each person entitled to delivery of any of the above-captioned Securities in bearer form purchased from it; provided, however, that, if the undersigned has actual knowledge that the information contained in such a certificate is false, the undersigned will not deliver any Security in temporary or definitive bearer form to the person who signed such certificate notwithstanding the delivery of such certificate to the undersigned.

      As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the date of delivery of the above-captioned Securities in bearer form as to all of such Securities.

      We understand that this certificate is required in connection with certain tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy hereof to any interested party in such proceedings.

                                             [Name of Person Entitled to Receive
                                                        Bearer Security]
Dated: ______, 19__

                                              __________________________________
                                                          (Authorized Signatory)

                                              Name:
                                              Title:

      (b) Whenever any provision of this Indenture or the forms of Security contemplate that certification be given by Euroclear or CEDEL S.A. in connection with the exchange of a portion of a temporary global Security, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
            EUROCLEAR OR CEDEL S.A. IN CONNECTION WITH EXCHANGE OF A
                     PORTION OF A TEMPORARY GLOBAL SECURITY]

                                   CERTIFICATE

                     [Insert title or sufficient description
                         of Securities to be exchanged]

      This is to certify with respect to $ ____ principal amount of the above-captioned Securities (i) that we have received from each of the persons appearing in our records as persons entitled to a portion of such principal amount (our "Qualified Account Holders") a certificate with respect to such portion substantially in the form attached hereto, and (ii) that we are not submitting herewith for exchange any portion of the temporary global Security representing the above-captioned Securities excepted in such certificates.

      We further certify that as of the date hereof we have not received any notification from any of our Qualified Account Holders to the effect that the statements made by such Qualified Account Holders with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

Dated: ________, 19___
[To be dated no earlier than
the Global Exchange Date]

                               [MORGAN GUARANTY TRUST COMPANY OF
                                  NEW YORK, Brussels Office, as Operator
                                  of the Euroclear System]

                               [CEDEL S.A.]


                                 By __________________________

      (c) Whenever any provision of this Indenture or the forms of Security contemplate that certification be given by Euroclear of CEDEL S.A. in connection with payment of interest on a temporary global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                   EUROCLEAR OR CEDEL S.A. TO OBTAIN INTEREST
                        PRIOR TO A GLOBAL EXCHANGE DATE]

                                   CERTIFICATE

             [Insert title or sufficient description of Securities]

      This is to certify that, as of the Interest Payment Date on [insert date], the undersigned, which is a holder of an interest in the temporary global Security representing the above Securities, is not a United States person.

      As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      We confirm that the interest payable on such Interest Payment Date will be paid to each of the persons appearing in our records as being entitled to interest to be paid on the above date from whom we have received a written certification dated not earlier than 15 days prior to such Interest Payment Date to the effect that the beneficial owner of such portion with respect to which interest is to be paid on such date either is not a United States person or is a United States person which is a financial institution which has provided an United States Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulation Section 1.6049-4(c)(l)(ii) under the United States Internal Revenue Code of 1986, as amended. We undertake to retain certificates received from our member organizations in connection herewith for four years from the end of the calendar year in which such certificates are received.

      The foregoing reflects any advice received subsequent to the date of any certificates stating that the statements contained in such certificate are no longer correct.

Dated:  ______________, 19__
[To be dated on or after the
relevant Interest Payment
Date]

                                             [MORGAN GUARANTY TRUST COMPANY OF
                                               NEW YORK, Brussels Office, as
                                               Operator of the Euroclear System]

                                             [CEDEL S.A.]


                                                 By ______________________

      (d) Whenever any provision of the Indenture or the forms of Security contemplate that certification be given by a beneficial owner of a portion of a temporary global Security in connection with payment of interest on a temporary global Security prior to the related Global Exchange Date, such certification shall be provided substantially in the form of the following certificate with only such changes as shall be approved by the Company:

                       [FORM OF CERTIFICATE TO BE GIVEN BY
                      BENEFICIAL OWNERS TO OBTAIN INTEREST
                        PRIOR TO A GLOBAL EXCHANGE DATE]

                                   CERTIFICATE

             [Insert title or sufficient description of Securities]

      This is to certify that as of the date hereof, no portion of the temporary global Security representing the above-captioned Securities and held by you for our account is beneficially owned by a United States person or, if any portion thereof held by you for our account is beneficially owned by a United States person, such United States person is a financial institution within the meaning of Section 1.165-12T(c)(l)(v) of the United States Treasury regulations which hereby agrees to comply with Section 165(j)(3)(A),(B) or (C) of the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, and certifies that either it has provided an Internal Revenue Service Form W-9 or is an exempt recipient as defined in United States Treasury Regulations Section 1.6049-4(c)(l)(ii) under the United States Internal Revenue Code of 1986, as amended.

      As used herein, "United States person" means any citizen or resident of the United States, any corporation, partnership or other entity created or organized in or under the laws of the United States, or any estate or trust the income of which is subject to United States federal income taxation regardless of its source, and "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

      We undertake to advise you by telex if the above statement as to beneficial ownership is not correct on the Interest Payment Date on [Insert date] as to any such portion of such temporary global Security.

      We understand that this certificate is required in connection with certain securities and tax legislation in the United States. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated: ________, 19__
[To be dated on or after the 15th
day before the relevant Interest
Payment Date]

                                            [Name of Account Holder]


                                             __________________________
                                            (Authorized Signatory)

                                            Name:
                                            Title:

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

      Section 401. Satisfaction and Discharge of Indenture

      This Indenture shall cease to be of further effect (except as to any surviving rights to receive Capital Securities which are exchanged for Securities of any series or rights of registration of transfer or exchange of Securities herein expressly provided for and any right to receive Additional Amounts), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1) either

            (A) all Securities theretofore authenticated and delivered and all Coupons appertaining thereto (other than (i) Coupons appertaining to Bearer Securities surrendered in exchange for Registered Securities and maturing after such exchange whose surrender is not required or has been waived as provided in Section 305, (ii) Securities and Coupons which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, (iii) Coupons appertaining to Securities called for redemption and maturing after the relevant Redemption Date whose surrender has been waived as provided in Section 1106, and (iv) Securities and Coupons for whose payment Money and Capital Securities as required have theretofore been deposited in trust or segregated and held in trust by the

      Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (B) all such Securities and, in the case of (i) or (ii) below, any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation

                  (i) have become due and payable, or

                  (ii) will become due and payable at their stated Maturity
            within one year, or

                  (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

      and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of Money (or in the case of (i) above, an amount of Money with the Trustee and Capital Securities and/or Money as required with the Exchange Agent) sufficient to pay and discharge the entire indebtedness on such Securities and any Coupons appertaining thereto not theretofore delivered to the Trustee for cancellation, for principal of (premium, if any) and interest on, and any Additional Amounts with respect to, such Securities and any Coupons appertaining thereto, to the date of such deposit (in the case of Securities which have become due and payable) or to the Redemption Date, Exchange Date or Stated Maturity Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Sections 607 and 1308 and to any Holder of a Security pursuant to Section 508 and Section 1308, the rights and remedies of the Trustee under Articles Five and Six with respect to the enforcement of Section 1308, the obligations of the Trustee to any Authenticating Agent under Section 612 and, if Money or Capital Securities shall have been deposited with the Trustee or the Exchange Agent pursuant to subclause
(B) of Clause (1) of this Section, the obligations of the Trustee and the Exchange Agent under Section 402 and the last paragraph of Section 1003 shall survive.

      Section 402. Application of Trust Money and Capital Securities.

      Subject to the provisions of the last paragraph of Section 1003, all Money or Capital Securities deposited with the Trustee or the Exchange Agent pursuant to Section 401 shall be held in trust and applied by the Trustee or the Exchange Agent, as the case may be, in accordance with the provisions of the Securities, the Coupons and this Indenture, to the payment, directly, or in the case of Money, through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any), interest and Additional Amounts for whose payment such Money has or Capital Securities have been deposited with the Trustee or the Exchange Agent, as the case may be.

      All Moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities for which Capital Securities subsequently are exchanged shall be returned to the Company upon receipt by the Trustee of a Company Request.

                                  ARTICLE FIVE

                                    REMEDIES

      Section 501. Events of Default.

      "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) for Securities originally issued prior to October 1, 1992, the entry of a decree or order by a court having jurisdiction in the premises in respect of the Company under the Federal Bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; and for Securities originally issued on or after October 1, 1992, the entry of a decree or order by a court having jurisdiction in the premises in rest of the Company under the Federal Bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or substantially all of its property (other than the appointment of a conservator with respect to the Bank or any other depository institution Subsidiary of the Company insured by the

      Federal Deposit Insurance Corporation or any successor agency), or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (2) for Securities originally issued prior to October 1, 1992, the commencement by the Company of a voluntary case under the Federal Bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the failure by the Company to pay its debts generally as they become due; and for Securities originally issued on or after October 1, 1992, the commencement by the Company of a voluntary case under the Federal Bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law, or the consent by it to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or substantially all of its property (other than the appointment of a conservator with respect to the Bank or any other depository institution Subsidiary of the Company insured by the Federal Deposit Insurance Corporation or any successor agency), or the making by it of an assignment for the benefit of creditors; or

            (3) any other Event of Default provided with respect to Securities of that series.

      Section 502. Acceleration of Maturity; Rescission and Annulment.

      If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if the Securities of that Series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of that series, or such lesser amount as may be provided for in the Securities of such series, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal or such lesser amount (or specified amount) shall become immediately due and payable in cash.

      At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the Money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                  (A) all overdue instalments of interest on and Additional
            Amounts with respect to all Securities of that series and any Coupon appertaining thereto,

                  (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and interest thereon and any Additional Amounts with respect thereto at the rate or rates prescribed therefor in such Securities,

                  (C) to the extent that payment of such interest or Additional
            Amounts is lawful, interest upon overdue interest and Additional Amounts at the rate or rates prescribed therefor in such Securities, and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

      and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

      No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Section 503. Collection of Indebtedness and Suits for Enforcement by
                   Trustee.

      Each of the following shall be a "Default" with respect to the Securities of any particular series:

            (1) default in the payment of any instalment of interest on or any Additional Amounts with respect to any of the Securities of such series or any Coupon appertaining thereto when such interest or Additional Amounts becomes due and payable and continuance of such default for a period of 30 days, or

            (2) default in the payment (including any obligation to exchange Capital Securities for Securities of such series pursuant to Article Thirteen) of the principal of (or premium, if any, on) any of the Securities of such series at the Maturity thereof, or

            (3) failure on the part of the Company duly to observe or perform any of the other covenants or agreements on its part in this Indenture or in the terms of the Securities of such series (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or a covenant or agreement which has been expressly included in this Indenture or in the Securities of any one or more other series solely for the benefit of the Holders of Securities of such other series) and continuance of such failure for a period of 90 days after the date on which written notice of such failure, requiring the Company to remedy the same and stating that such notice is a "Notice of Default" hereunder, shall have been given by registered mail to the Company by the Trustee, or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series.

      The Company covenants that if a Default shall occur with respect to the Securities of any particular series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of Securities of such series and any Coupons appertaining thereto, the whole amount then due and payable on Securities of such series for principal (and premium, if any) and interest, if any (including the delivery of any Capital Securities then required to be delivered) and any Additional Amounts, if any, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest or any Additional Amounts, at the rate or rates prescribed therefor in Securities of such series, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If Capital Securities are to be exchanged for Securities of any series and the Company shall fail to elect the type of Capital Securities to be exchanged for Securities of such series on or prior to the relevant Exchange Date or shall fail to issue or deliver such Capital Securities on or prior to such Exchange Date, the Company shall be liable to the Holders of any Securities of such series for which such Capital Securities were to be exchanged for the payment of the principal amount (or the Applicable Percentage thereof) of such Securities for which Capital Securities were to be exchanged in cash on the earlier of the relevant proposed Exchange Date or the Stated Maturity of Securities of such series.

      If the Company fails to pay such amounts (including the delivery of any Capital Securities then required to be delivered) forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid (including an action to enforce the delivery of any Capital Securities then required to be delivered and not so delivered or an action for Moneys equal to the principal amount (or the Applicable Percentage thereof) then due in respect of Securities of such series), and may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon Securities of such series and any Coupons appertaining thereto and collect the Moneys (including Moneys equal to the principal amount (or the Applicable Percentage thereof) of any Securities of such series for which such Capital Securities were to be exchanged) adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon Securities of such series and any Coupons appertaining thereto, wherever situated.

      If an Event of Default or Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series and any Coupons appertaining thereto by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      Section 504. Trustee May File Proofs of Claim.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or the property of the Company or such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, (or premium, if any) interest or Additional Amounts) shall be entitled and empowered, by intervention in such proceeding or otherwise,

            (i) to file and prove a claim for the whole amount, or such lesser amount as may be provided for in the Securities of such series, of the principal (and premium, if any) interest and Additional Amounts owing and unpaid in respect of the Securities of any series and any Coupons appertaining thereto and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents or counsel) and of the Holders of Securities or any Coupons allowed in such judicial proceeding, and

            (ii) to collect and receive any Moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, sequestrator or (other similar official) in any such judicial proceeding is hereby authorized by each Holder of Securities or any Coupons to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities or any Coupons, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 607.

      Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security or any Coupon any plan of reorganization, arrangement, adjustment or composition affecting the Securities or Coupons or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Security or any Coupon in any such proceeding.

      Section 505. Trustee May Enforce Claims Without Possession of Securities
                   or Coupons.

      All rights of action and claims under this Indenture or any of the Securities or Coupons may be prosecuted and enforced by the Trustee without the possession of any of the Securities or Coupons or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery or judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of a Security or Coupon in respect of which such judgment has been recovered.

      Section 506. Application of Money and Capitol Securities Collected.

      Subject to the provisions of Article Twelve, any Money and Capital Securities collected by the Trustee pursuant to this Article in respect of the Securities of any series shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such Money and Capital Securities on account of principal (or premium, if any), interest or Additional Amounts, upon presentation of the Securities or Coupons, or both, as the case may be, in respect of which such Money and Capital Securities have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 607;

            SECOND: In case the principal of the Outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest and Additional Amounts on the Securities of such series and any Coupons, in the order of the maturity of the instalments of such interest and Additional Amounts, with interest and Additional Amounts (to the extent that such interest and Additional Amounts have been collected by the Trustee) upon the overdue instalments of interest and Additional Amounts at the rate or rates prescribed therefor in the Securities of such series, such payments to be made ratably to the persons entitled thereto;

            THIRD: In case the principal of the Outstanding Securities of such series shall have become due by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series and any Coupons for principal (and premium, if any), interest and Additional Amounts, with interest on the overdue principal (and premium, if any) and Additional Amounts and (to the extent that such interest has been collected by the Trustee) upon overdue instalments of interest at the rate or rates prescribed therefor in the Securities of such series, and in case such Money and Capital Securities shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such Series and any Coupons, then to the payment of such principal (and premium, if any), interest and Additional Amounts without preference or priority of any kind, ratably according to the aggregate of such principal (and premium, if any), accrued and unpaid interest and Additional Amounts.

      Section 507. Limitations on Suits.

      No Holder of any Security of any series or any Coupons appertaining thereto shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default or Default with respect to the Securities of that series;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Default in its own name as Trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

it being understood and intended that no one or more Holders of the Securities of any series or any Coupons appertaining thereto shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

      Section 508. Unconditional Right of Holders to Receive Principal, Premium,
                   Interest and Additional Amounts.

      Notwithstanding any other provision in this Indenture, the Holder of any Security or Coupon shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on, and any Additional Amounts with respect to, such Security or payment of such Coupon, as the case may be, on the respective Stated Maturities expressed in such Security or Coupon (or, in the case of redemption, on the Redemption Date or, in the case of repayment at the option of such Holder if provided in or pursuant to this Indenture, on the date such repayment is due), and, if applicable, to have delivered the Capital Securities to be exchanged for such Security pursuant to Article Thirteen and to have such Capital Securities sold in a Secondary Offering as provided in such Security and in Article Thirteen and to institute suit for the enforcement of any such payment, delivery or sale, and such rights shall not be impaired without the consent of such Holder.

      Section 509. Restoration of Rights and Remedies.

      If the Trustee or any Holder of a Security or a Coupon has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

      Section 510. Rights and Remedies Cumulative.

      Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities or Coupons in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of a Security or a Coupon is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 511. Delay or Omission Not Waiver.

      No delay or omission of the Trustee or of any Holder of any Security or Coupon to exercise any right or remedy accruing upon any Event of Default or Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of a Security or a Coupon may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      Section 512. Control by Holders.

      The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series and any Coupons appertaining thereto, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture and shall not involve the Trustee in personal liability, and

      (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

      Section 513. Waiver of Past Defaults.

      The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series and any Coupons appertaining thereto waive any past default hereunder with respect to the Securities of such series and its consequences, except a default

            (1) in the payment (including any obligation to exchange Capital Securities for Securities of such series pursuant to Article Thirteen) of the principal of (or premium, if any) or interest, if any, on, or any Additional Amounts with respect to, any Security of such series or any Coupons appertaining thereto, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected thereby.

      Upon any such waiver, such default shall cease to exist, and any Event of Default or Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      Section 514. Undertaking for Costs.

      All parties to this Indenture agree, and each Holder of any Security or any Coupon appertaining thereto by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment (including any obligation to exchange Capital Securities for Securities of such series pursuant to Article Thirteen) of the principal of (or premium, if any) or interest, if any, on, or Additional Amounts with respect to, any Security on or after the Stated Maturity or Maturities expressed in such Security or on the Exchange Date, as the case may be (or, in the case of redemption, on or after the Redemption Date).

      Section 515. Waiver of Stay or Extension Laws.

      The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 516. Certain Outstanding Securities.

      Notwithstanding anything in the Indenture to the contrary, if a Default or an Event of Default has occurred with respect to certain Securities of a series that were originally issued prior to October 1, 1992 but has not occurred with respect to other Securities of such series that were originally issued on or after October 1, 1992 as a result of those provisions of Section 501 which relate only to Securities issued prior to October 1, 1992 or the provisions of
Section 1005, which is applicable only to Securities issued prior to October 1, 1992, then solely for the purposes of Articles Five and Six of the Indenture or any other provisions of the Indenture relating to Defaults or Events of Default, those Securities of such series with respect to which such Default or Event of Default has occurred and is continuing shall constitute a separate series of Securities under the Indenture.

                                   ARTICLE SIX

                                   THE TRUSTEE

      Section 601. Certain Duties and Responsibilities.

      (a) With respect to the Securities of any particular series, except during the continuance of an Event of Default or Default with respect to the Securities of such series,

            (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

      (b) In case an Event of Default or Default has occurred with respect to the Securities of any particular series and is continuing, the Trustee shall, with respect to the Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

            (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

            (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

            (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      Section 602. Notice of Defaults.

      Within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, the Trustee shall transmit by mail to all Holders of Securities of such series, entitled to receive reports pursuant to
Section 703(c), notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment (including any obligation to exchange Capital Securities for any Security of such series pursuant to Article Thirteen) of the principal of (or premium, if any), or interest, if any, on, or Additional Amounts with respect to, any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Securities and Coupons of such series; and provided, further, that in the case of any default of the character specified in Section 501(3) or Section 503(3) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default or Default with respect to Securities of such series.

      Section 603. Certain Rights of Trustee.

      Except as provided in Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness, Coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order (in each case, other than delivery of any Security, together with any Coupons appertaining thereto, to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series or any Coupons appertaining thereto pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note, debenture, other evidence of indebtedness, Coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action taken or omitted by it in good faith or believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

      Section 604. Not Responsible for Recitals or Issuance of Securities.

      The recitals contained herein and in the Securities and any Coupons and in any documents relating to any Secondary Offering, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities or the Coupons or any Capital Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

      Section 605. May Hold Securities.

      The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Exchange Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(a)(5), 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Exchange Agent or such other agent.

      Section 606. Money Held in Trust.

      Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any Money received by it hereunder except as otherwise agreed with the Company.

      Section 607. Compensation and Reimbursement.

      The Company agrees:

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

      As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on or any Additional Amounts with respect to particular Securities or any Coupons appertaining thereto.

      Section 608. Corporate Trustee Required; Eligibility. Conflict of
                   Interest.

      There shall at all times be a Trustee hereunder that is a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture
Act) of at least $5,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      To the extent permitted by the Trust Indenture Act, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities of any series by virtue of being Trustee with respect to the Securities of any particular series of Securities other than that series or by virtue of being trustee under the Indenture, dated as of November 1, 1983, under which the Company's Floating Rate Subordinated Notes Due 1995 are outstanding.

      Section 609. Resignation and Removal; Appointment of Successor.

      (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

      (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

      (d) If at any time:

            (1) the Trustee shall fail to comply with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or by any Holder of a Security of such series who has been a bona fide Holder of a Security of such series for at lent six months, or

            (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities or (ii) subject to Section 315(e) of the Trust Indenture Act, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

      (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by
Section 610, any Holder of a Security who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

      (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to Holders of Registered Securities, if any, of such series as their names and addresses appear in the Security Register, if Securities of such series are issued as Bearer Securities, by publishing notice of such event once in an Authorized Newspaper in each Place of Payment located outside the United States, and if any Holders of Bearer Securities have filed their names and addresses with the Trustee within two years preceding the giving of such notice, by mailing written notice of such event by first-class mail, postage prepaid, to all such Holders as their names and addresses appear in such tiling. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

      Section 610. Acceptance of Appointment by Successor.

      (a) Upon the appointment hereunder of any successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 607.

      (b) In the case of the appointment hereunder of any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees as co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and Money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, subject nevertheless to the lien, if any, of the retiring Trustee provided for in Section 607.

      (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

      (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

      Section 611. Merger, Conversion, Consolidation or Succession to Business.

      Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

      Section 612. Appointment of Authenticating Agent.

      The Trustee may (and, if provided pursuant to Section 301 with respect to Securities of any series, shall) appoint an Authenticating Agent or Authenticating Agents with respect to Securities of a series which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue, exchange, registration of transfer or partial redemption or upon exchange of Capital Securities for a portion of any Security, or pursuant to Section 306, and, if the Trustee is required to appoint one or more Authenticating Agents with respect to Securities of any series, to authenticate Securities of such series upon original issue and to take such other actions as are specified in Sections 303, 304, 309, 1107 and 1306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

      Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

      An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Registered Securities, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register, (ii) if Securities of the series are issued as Bearer Securities, publish notice of such appointment at least once in an Authorized Newspaper in the place where such successor Authenticating Agent has its principal office if such office is located outside the United States, and (iii) if any Holders of Bearer Securities of such series have filed their names and addresses with the Trustee within two years preceding the giving of such notice, mail written notice of such appointment by first-class mail, postage prepaid, to all such Holders of such series, as their names and addresses appear in such filing. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

      The Company agrees to pay each Authenticating Agent from time to time reasonable compensation for its services under this Section.

      The provisions of Sections 308, 604 and 605 shall be applicable to each Authenticating Agent.

      Unless otherwise provided with respect to Securities of any series as contemplated by Section 301, the Bank is hereby initially appointed Authenticating Agent for the purpose of authenticating each series of Securities issued under this Indenture as herein provided, and the Trustee shall incur no liability for such appointment or for any misconduct or negligence of such

Authenticating Agent, including without limitation, its authentication of Securities upon original issuance or pursuant to Section 306. In the event that the Trustee does incur liability for any such misconduct or negligence of such Authenticating Agent, the Company agrees to indemnify the Trustee for, and hold it harmless against, any such liability, including the costs and expenses of defending itself against any liability in connection with such misconduct or negligence of such Authenticating Agent.

      If an appointment with respect to the Securities of one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

      This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                                    CHEMICAL BANK,
                                                    as Trustee


                                                    By ________________________
                                                    Authenticating Agent


                                                    By ________________________
                                                    Authorized Signatory

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

      Section 701. Company to Furnish Trustee Names and Addresses of Holders.

      The Company will furnish or cause to be furnished to the Trustee

            (a) not more than 15 days after each September 1 and March 1, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents, other than the Trustee, as to the names and addresses of the Holders of Securities as of the preceding September 1 or March 1, as the case may be, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list, if the Trustee shall then be Security Registrar, names and addresses received by the Trustee in its capacity as Security Registrar.

      Section 702. Preservation of Information: Communications to Holders.

      The Trustee shall comply with the obligations imposed upon it pursuant to
Section 312 of the Trust Indenture Act.

      Every Holder of Securities or Coupons, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made pursuant to Section 312(b) of the Trust Indenture Act.

      Section 703. Reports by Trustee.

      (a) Within 60 days after May 15 of each year, commencing with the year 1988, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the immediately preceding May 15.

      (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

      (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 3 13(c) and 3 13(d) of the Trust Indenture Act.

      Section 704. Reports by Company.

      The Company shall:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the

      Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
      Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be tiled by the Company pursuant to paragraphs (I) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE EIGHT

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

      Section 801. Company May Consolidate, Etc., only on Certain Terms.

      The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (1) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on and any Additional Amounts with respect to all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transaction, no Event of Default or Default, and no event which, after notice or lapse of time, or both, would become an Event of Default or Default, shall have happened and be continuing; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

      Section 802. Successor Corporation Substituted.

      Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the Company in the first paragraph of this Indenture or any successor corporation which shall theretofore have become such in the manner prescribed in this Article) shall be discharged from all liability under this Indenture and in respect of the Securities and Coupons and may be dissolved and liquidated.

                                  ARTICLE NINE

                             SUPPLEMENTAL INDENTURES

      Section 901. Supplemental Indentures Without Consent of Holders.

      Without the consent of any Holders of Securities or Coupons, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained; or

            (2) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the Holders of all or any series of the Securities as the Board of Directors and the Trustee shall consider to be for the protection of the Holders of all the Securities or any such series of the Securities, as the case may be (and if such covenants are to be for the benefit of fewer than all series of Securities, stating that such covenants are expressly being included solely for the benefit of Holders of Securities of one or more particular series), or to surrender any right or power conferred upon the Company in this Indenture with respect to one or more particular series of Securities, or to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions an Event of Default or Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default; or

            (3) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registrable as to principal, to change or eliminate any restrictions on the payment of principal of, any premium or interest on or any Additional Amounts with respect to Securities, to permit Registered Securities to be exchanged for Bearer Securities, to permit Bearer Securities to be exchanged for Bearer Securities of other authorized denominations or to permit or facilitate the issuance of Securities in uncertificated form, provided any such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect; or

            (4) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision; or

            (5) to secure the Securities; or

            (6) to establish the form or terms of Securities of any series and any Coupons appertaining thereto as permitted by Sections 201 and 301; or

            (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 610(b); or

            (8) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to provide for or facilitate the issuance of Securities convertible into or exchangeable for other securities; or

            (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of Securities of any series or any Coupons appertaining thereto in any material respect.

      Section 902. Supplemental Indentures with Consent of Holders.

      With the consent of the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any instalment of principal of or interest on or any Additional Amounts with respect to, any Security, or reduce the principal amount thereof or change the rate or rates of interest thereon or any Additional Amounts with respect thereto (except as provided herein or in such Security), as the case may be, or any premium payable upon the redemption thereof, or change the obligation of the Company to pay Additional Amounts pursuant to
      Section 1008 (except as contemplated by Section 801(1) and permitted by Section 901(1)), or reduce the portion of the principal amount of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any place where, or the coin or Currency in which, the principal amount of any Security or any premium or interest thereon or any Additional Amount with respect thereto, is payable, or impair any right to institute suit for the enforcement of any right to receive payment of the principal of (and premium, if any) and (subject to 307) interest and/or Additional Amounts, if any, on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) or, if applicable, to have delivered Capital Securities to be exchanged for such Security pursuant to Article Thirteen and to have such Capita] Securities sold in a Secondary Offering as provided in such Security and in Article Thirteen, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture or reduce the requirements of Section 1604 for quorums or voting, or

            (3) modify any of the provisions of this Section, Section 513 or
      Section 1007, except to increase any such percentage or to provide that certain other provisions of this indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 610(b) and 901(7), or

            (4) impair the right of any Holder of Securities of any series, subject to the provisions of this Indenture and of Securities of such series, to receive on any Exchange Date for Securities of such series, Capital Securities with a Market Value equal to the amount established with respect to the Securities of such series held by such Holder.

      A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

      It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

      Section 903. Execution of Supplemental Indentures.

      In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trust created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this indenture or otherwise.

      Section 904. Effect of Supplemental Indentures.

      Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of a Security theretofore or thereafter authenticated and delivered hereunder and of any Coupon appertaining thereto shall be bound thereby.

      Section 905. Conformity with Trust Indenture Act.

      Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

      Section 906. Reference in Securities to Supplemental indentures.

      Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

                                   ARTICLE TEN

                                    COVENANTS

      Section 1001. Payment of Principal, Premium, Interest and Additional
                    Amounts.

      The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on and any Additional Amounts with respect to the Securities of that series in accordance with the terms of such Securities, any Coupons appertaining thereto and this Indenture. Unless otherwise specified as contemplated by Section 301 with respect to any series of Securities, any interest due on any Bearer Security on or before the Maturity thereof, and any Additional Amounts payable with respect to such interest, shall be payable only upon presentation and surrender of the Coupons appertaining thereto as they severally mature. For all purposes of this Indenture, the exchange for Securities of any series of Capital Securities with the Market Value established for the Securities of such series shall constitute full payment of the entire principal amount of the Securities of such series for which Capital Securities are so exchanged on any Exchange Date therefor, without prejudice to any Holder's rights pursuant to Sections 502, 503, 1304 and 1308.


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

      Section 1002. Maintenance of Office or Agency.

      The Company will maintain in the Borough of Manhattan, The City of New York and in each Place of Payment for each series of Securities an Office or Agency where Securities of such series (but not Bearer Securities, except as otherwise provided below, unless such Place of Payment is located outside the United States) may be presented or surrendered for payment (including exchange of Capital Securities therefor), where Securities of such series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company and any Capital Security Election Forms in respect of the Securities of such series and this Indenture may be served. If Securities of a series are issuable as Bearer Securities, the Company shall maintain, subject to any laws or regulations applicable thereto, an Office or Agency in a Place of Payment for such series which is located outside the United States where Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of such series pursuant to Section 1008); provided, however, that if the Securities of such series are listed on The Stock Exchange of the United Kingdom and the Republic of Ireland or the Luxembourg Stock Exchange or any other stock exchange located outside the United States and such stock exchange shall so require, the Company shall maintain a Paying Agent in London, Luxembourg or any other required city located outside the United States, as the case may be, so long as the Securities of such series are listed on such exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such Office or Agency. If at any time the Company shall fail to maintain any such required Office or Agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, demands and Capital Security Election Forms may be made or served at the Corporate Trust Office, except that Bearer Securities of such series and any Coupons appertaining thereto may be presented and surrendered for payment (including payment of any Additional Amounts payable on Securities of that series pursuant to Section 1008) at the place specified for the purpose with respect to such Securities as provided in or pursuant to this Indenture, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, demands and Capital Security Election Forms.

      Except as otherwise provided in or pursuant to this Indenture, no payment of principal, premium, interest on or Additional Amounts with respect to Bearer Securities shall be made at any Office or Agency in the United States or by check mailed to any address in the United States or by transfer to an account maintained with a bank located in the United States; provided, however, if amounts owing with respect to any Bearer Securities shall be payable in Dollars, payment of principal of, any premium or interest on and any Additional Amounts with respect to any such Security may be made at the Corporate Trust Office of the Trustee or any Office or Agency designated by the Company in the Borough of Manhattan, The City of New York, if (but only if) payment of the full amount of such principal, premium, interest or Additional Amounts at all offices outside the United States maintained for such purpose by the Company in accordance with this Indenture is illegal or effectively precluded by exchange controls or other similar restrictions.

      The Company may also from time to time designate one or more other Offices or Agencies where the Securities of one or more series or any Capital Security Election Forms applicable thereto may be presented, surrendered or served for any or all such purposes and may constitute and appoint one or more Paying Agents for the payment of the Securities of any series and may from time to time rescind such designations and appointments; provided, however, that no such designation, appointment or rescission shall in any manner relieve the Company of its obligation to maintain an Office or Agency in each Place of Payment for Securities of any series or, with respect to Registered Securities, in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation, appointment or rescission and of any change in the location of any such other Office or Agency. Unless otherwise provided in or pursuant to this Indenture, the Company hereby designates as the Place of Payment for each series of Registered Securities the Borough of Manhattan, The City of New York, and initially appoints the principal office of the Bank in the Borough of Manhattan, The City of New York, at which, at any particular time, its corporate trust business is administered as its Office or Agency for such purposes set forth in the first sentence of this Section. Pursuant to Section 301(9) of this Indenture, the Company may subsequently appoint one or more other place or places in the Borough of Manhattan, The City of New York, where such Securities may be payable. The Company may subsequently appoint one or more other place or places where Capital Security Election Forms with respect to Securities of one or more series may be presented or served.

      Section 1003. Money for Securities Payments to Be Held in Trust.

      If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of, (and premium, if any) or interest on or Additional Amounts with respect to any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

      Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

      The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

            (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to Securities of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on or any Additional Amounts with respect to the Securities of that series; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

      The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such Money.

      Any Money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the principal of (and premium, if any) or interest on or any Additional Amounts with respect to any Security of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest or any such Additional Amounts has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security or any Coupon appertaining thereto shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent, with respect to such trust Money and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment with respect to such Security, notice that such Money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such Money then remaining will be repaid to the Company.

      Section 1004. Corporate Existence.

      So long as any of the Securities shall be Outstanding, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and will comply with all laws applicable to it; provided, however, that nothing in this Section shall prevent (i) any consolidation, merger or conveyance or transfer of the properties of the

Company substantially as an entirety as permitted by Article Eight, or (ii) the dissolution and liquidation of the Company after any such conveyance or transfer.

      Section 1005. Restrictions on Disposition of Capital Stock of Bank.

      So long as any of the Securities shall be Outstanding, the Company will not create any security interest in more than 20% of the shares of Capital Stock of the Bank, or permit more than 20% of such shares (exclusive of directors' qualifying shares) to be held directly or indirectly by any Person other than the Company or a corporation which is wholly-owned (except for directors' qualifying shares) by the Company. This Section applies only to Securities originally issued prior to October 1, 1992.

      Section 1006. Statement as to Compliance.

      The Company will deliver to the Trustee, within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board, the President, any Vice Chairman of the Board or any Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, an Associate Secretary or an Assistant Secretary, of the Company (at least one of which foregoing officers shall be the principal executive officer, the principal financial officer or the principal accounting officer of the Company), stating, as to each signer thereof, that

            (1) a review of the activities of the Company during such year and of its performance under this Indenture has been made under his supervision, and

            (2) to the best of his knowledge, based on such review, the Company has fulfilled all its obligations and has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, condition or covenant, specifying each such default known to him and the nature and status thereof.

      For purposes of this Section 1006, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

      Section 1007. Waiver of Certain Covenants.

      The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1004 or Section 1005 with respect to the Securities of any series if before the time for such compliance the Holders of at least 66 2/3% in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waived compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

      Section 1008. Additional Amounts.

      If any Securities of a series provide for the payment of Additional Amounts, the Company agrees to pay to the Holder of any such Security or any Coupon appertaining thereto Additional Amounts as provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (or premium, if any) or interest on, or in respect of, any Security of any series or any Coupon or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

      Except as otherwise provided in or pursuant to this Indenture, if the Securities of a series provide for the payment of Additional Amounts, at least 10 days prior to the first Interest Payment Date with respect to such series of Securities (or if the Securities of such series shall not bear interest prior to Maturity, the first day on which a payment of principal is made), and at least 10 days prior to each date of payment of principal (or premium, if any) or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish to the Trustee and the principal Paying Agent or Paying Agents, if other than the Trustee, an Officers' Certificate instructing the Trustee and such Paying Agent or Paying Agents whether such payment of principal of (and premium, if any) or interest on the Securities of such series shall be made to Holders of Securities of such series or the Coupons appertaining thereto who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Securities of such series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such Holders of Securities or Coupons, and the Company agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by the terms of such Securities or this Section. The Company covenants to indemnify the Trustee and any Paying Agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section.

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

      Section 1101. Applicability of Article.

      Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified in the terms of the Securities of any series established as provided in Section 301) in accordance with this Article.

      Section 1102. Election to Redeem; Notice to Bank and Trustee.

      The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of
(a) less than all the Securities of any series or (b) all of the Securities of any series with the same terms and provisions, the Company shall, at least 75 days prior to the Redemption Date fixed by the Company (or, in the case of a redemption pursuant to Section 1108 of Securities of any series for which Capital Securities are exchangeable, at least 105 days prior to the Redemption
Date) (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee and the Bank in writing of such Redemption Date. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

      Section 1103. Selection by Bank of Securities to be Redeemed.

      If less than all of the Securities are to be redeemed, the Company shall select the series to be redeemed. If less than all the Securities of any series with the same terms and provisions are to be redeemed, the particular Securities of such series to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Bank, from the Outstanding Securities of such series not previously called for redemption, by such method as it shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Registered Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, that in the case of a redemption pursuant to Section 1108 of Securities of any series for which Capital Securities are exchangeable, (1) the particular Securities of such series to be so redeemed shall be so selected not less than 105 days nor more than 120 days prior to the Redemption Date, or (ii) if particular Securities of such series have been selected in accordance with Section 1303(c) for exchange of Capital Securities therefor pursuant to the third paragraph of Section 1302 (and the Securities so selected for purposes of such exchange constitute less than all of the Securities of such series), the particular Securities of such series to be so redeemed shall be all of the Securities of such series not so selected for exchange of Capital Securities therefor.

      The Bank shall promptly notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      Section 1104. Notice of Redemption.

      Notice of redemption shall be given in the manner provided in Section 106 to the Holder of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date (or, in the case of a redemption pursuant to Section 1108 of Securities of any series for which Capital Securities are exchangeable, not less than 60 days nor more than 90 days prior to the Redemption Date), unless a different period is specified as contemplated by
Section 301 for Securities of any series to be redeemed.

      All notices of redemption shall state:

            (1) the Redemption Date,

            (2) the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) that, on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) the place or places where such Securities, together (in the case of Bearer Securities) with all Coupons appertaining thereto, if any, maturing after the Redemption Date, are to be surrendered for payment of the Redemption Price and any accrued interest and Additional Amounts pertaining thereto,

            (6) if Bearer Securities are to be redeemed, that, unless otherwise specified in such notice, Bearer Securities surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption or the amount of any such missing Coupon or Coupons will be deducted from the Redemption Price, unless security or indemnity satisfactory to the Company, the Trustee and any Paying Agent is furnished, and

            (7) if Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the Redemption Date pursuant to Section 305 or otherwise, the last date, as determined by the Company, on which such exchanges may be made.

      Notice of redemption of Securities to be redeemed shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

      Section 1105. Deposit of Redemption Price.

      Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount sufficient to pay the Redemption Price of all the Securities or portions thereof which are to be redeemed on that date.

      Section 1106. Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after the Redemption Date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest and the Coupons for such interest appertaining to any Bearer Securities so to be redeemed, except to the extent provided below, shall be void. Upon surrender of any such Security for redemption in accordance with said notice, together with all Coupons, if any, appertaining thereto maturing after the Redemption Date, such Security shall be paid by the Company at the Redemption Price; provided, however, that instalments of interest on Bearer Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable only upon presentation and surrender of Coupons for such interest (at an Office or Agency located outside the United States except as otherwise provided in Section 1002), and provided, further, that instalments of interest on Registered Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

      If any Bearer Security surrendered for redemption shall not be accompanied by all appurtenant Coupons maturing after the Redemption Date, such Security may be paid after deducting from the Redemption Price an amount equal to the face amount of all such missing


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

Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any Paying Agent harmless. If thereafter the Holder of such Security shall surrender to the Trustee or any Paying Agent any such missing Coupon in respect of which a deduction shall have been made from the Redemption Price, such Holder shall be entitled to receive the amount so deducted; provided, however, that any interest or Additional Amounts represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an Office or Agency for such Security located outside of the United States except as otherwise provided in Section 1002.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in such Security.

      Section 1107. Securities Redeemed in Part.

      Any Registered Security (including any global Security) which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver to the Holder of such Security without service charge, a new Registered Security or Securities of the same series of any authorized denomination as requested by such Holder and of like tenor, as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

      If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the U.S. Depository or other depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered; provided that in the case of such surrender of any Security which is to be redeemed only in part pursuant to Section 1108, the Company shall execute, the Trustee or the Authenticating Agent shall authenticate and there shall be delivered (or, if not delivered, there shall be deemed to be delivered), on behalf of the Holder of such Security (without service charge), to the Exchange Agent for purposes of exchange of Capital Securities therefor pursuant to the third paragraph of Section 1302, a new Security or Securities of the same series, of any authorized denomination selected by the Bank, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, and such new Security or Securities when so delivered (or deemed to be delivered) shall be deemed to be surrendered on the Exchange Date in accordance with Section 1304(e) for exchange of Capital Securities therefor pursuant to the third paragraph of Section 1302.


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

      Section 1108. Special Cash Redemption.

      If so specified in the terms of the Securities of any series established as provided in Section 301, in case an Event Relating to Federal Income Taxes shall occur, the Securities of such series shall be subject to redemption at any time, at the option of the Company, in accordance with the following provisions:
(i) Securities of any series for which Capital Securities are exchangeable will be subject to redemption from Optional Available Funds or from other sources approved for such purpose by the Primary Federal Regulator; provided that less than all of the Securities of such series may be so redeemed only if notice shall have been given in accordance with Section 1302 that Capital Securities are to be exchanged as provided in the third paragraph of Section 1302 for all of the Securities of such series which are not to be so redeemed and (ii) Securities of any series for which Capital Securities are not exchangeable will be subject to redemption, as a whole but not in part, from Available Funds or from other sources approved for such purpose by the Primary Federal Regulator. Any such redemption shall be made only upon written notice given in the manner provided in Section 106 to the Holders of the Securities to be so redeemed not less than 60 days nor more than 90 days prior to the Redemption Date in the case of any redemption referred to in clause (i) above and not less than 30 days nor more than 60 days prior to the Redemption Date in the case of any redemption referred to in clause (ii) above.

      Unless otherwise specified in the terms of the Securities of any series established as provided in Section 301, Securities of such series which are redeemed for cash in accordance with the preceding paragraph shall be redeemed at a Redemption Price equal to 100% of the principal amount thereof (or the Applicable Percentage thereof), together with accrued and unpaid interest, if any, to the Redemption Date (subject to Sections 307 and 1106).

      Prior to the giving of any notice of redemption as provided in this Section, the Company shall deliver to the Trustee a certificate of an officer of the Company (which need not comply with Section 102) to the effect that the Company has complied with the provisions of this Section relating to such redemption and that the Company has received an opinion of independent counsel to the effect that the Company's determination that an Event Relating to Federal Income Taxes has occurred is proper.

      In the event that the Company shall give notice as provided above to Holders of Securities of any series that are to be redeemed, the Company will redeem the Securities of such series for cash from Optional Available Funds or Available Funds, as the case may be, or from other sources approved for such purpose by the Primary Federal Regulator. The Securities of such series may be redeemed for cash pursuant to this Section 1108 only if, at the time that notice of such redemption is given to the Holders of the Securities of such series, (a) there shall be sufficient Optional Available Funds or Available Funds, as the case may be, to redeem all of the Securities of such series to be redeemed or
(b) such other sources for redemption shall have been approved by the Primary Federal Regulator.


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

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

      Section 1201. Agreement to Subordinate.

      The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of a Security likewise covenants and agrees by his acceptance thereof, that the obligation of the Company to make any payment on account of the principal of (and premium, if any), interest on and Additional Amounts with respect to each and all of the Securities shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness of the Company, in that in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on account of the principal of (or premium, if any), interest on or Additional Amounts with respect to the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Company, the Holders of the Securities and any Coupons appertaining thereto, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of (and premium, if any), interest on and Additional Amounts with respect to the Securities before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, shall be received by the Trustee or the Holders of the Securities or Coupons before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company. The obligations of the Company in respect of the Securities of each series shall rank on a parity with the Floating Rate Subordinated Notes Due 1995, the Floating Rate Subordinated Notes Due 1997, the Floating Rate Subordinated Notes Due 2000, the Floating Rate Subordinated Notes Due 2009, the 7 1/2% Subordinated Notes Due 1997, the 10% Subordinated Notes Due 1999, the 8% Subordinated Notes Due 1999, the 7 3/4% Subordinated Notes due 1999, the Floating Rate Subordinated Notes Due 2000, the 9 3/8% Subordinated Notes Due 2001, the 9 3/4% Subordinated Notes Due


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

2001, the 7.50% Subordinated Notes Due 2003, the Floating Rate Subordinated Notes Due 2003, the 6.50% Subordinated Notes Due 2005, the Floating Rate Subordinated Notes Due August 1, 2003 and the 6.75% Subordinated Notes Due 2008 issued by the Company, the Securities of each other series and any other obligations of the Company ranking on a parity with the Securities.

      The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities on account of the unpaid principal of (or premium, if any), interest on or Additional Amounts with respect to the Securities for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent, or Capital Securities and/or funds as required have been deposited with the Exchange Agent, or funds and/or Capital Securities have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, remedies or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

      The securing of any obligations of the Company, otherwise ranking on a parity with the Securities or ranking junior to the Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with the Securities or ranking junior to the Securities.

      The Company shall give prompt written notice to the Trustee of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary. The Trustee, subject to the provisions of Section 601, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Trustee's Corporate Trustee Administration Department has received at the Corporate Trust Office from the Company or any one or more holders of Senior Indebtedness of the Company or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities and Coupons shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which proceedings relating to any event specified in the first sentence of this paragraph are pending for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article Six, and the Holders of the Securities and Coupons shall be entitled to rely upon a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders of the Securities or Coupons for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the absence of any such liquidating trustee, agent or other Person, the Trustee shall be entitled to rely upon a written


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

notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness of the Company (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness of the Company, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness of the Company held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

      Section 1202. Obligation of the Company Unconditional.

      Nothing contained in this Article or elsewhere in this Indenture is intended to or shall impair, as between the Company and the Holders of the Securities and Coupons, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities and Coupons the principal of (and premium, if any), interest on, and any Additional Amounts with respect to, the Securities when, where and as the same shall become due and payable, all in accordance with the terms of the Securities and Coupons, or is intended to or shall affect the relative rights of the Holders of the Securities and Coupons and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the Holder of any Security or Coupon, from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

      Section 1203. Limitations on Duties to Holders of Senior Indebtedness of
                    the Company.

      With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, except with respect to Moneys held in trust pursuant to the first paragraph of Section 1201.


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

      Section 1204. Notice to Trustee and Exchange Agent of Facts Prohibiting
                    Payments and Deliveries.

      Notwithstanding any of the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of Moneys to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trustee Administration Department shall have received at the Corporate Trust Office written notice thereof from the Company or from one or more holders of Senior Indebtedness of the Company or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such Moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such Moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such Moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the Persons receiving such Moneys from the Trustee.

      Notwithstanding any of the provisions of this Article or any other provision of this Indenture, no Exchange Agent which shall have made the designation referred to below in the instrument referred to in Section 1305 shall at any time be charged with knowledge of the existence of any facts which would prohibit the making of any delivery or payment of Capital Securities or Moneys, as the case may be, to or by such Exchange Agent unless and until one or more officers as may be designated by such Exchange Agent in the instrument referred to in Section 1305 shall have received, at such office as may be designated by such Exchange Agent in such instrument, written notice thereof from the Company or from one or more holders of Senior Indebtedness of the Company or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of such Exchange Agent to be such a holder or trustee; and, prior to the receipt of any such written notice, such Exchange Agent shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such Capital Securities or Moneys may become deliverable or payable, as the case may be, for any purpose, or in the event of the execution of an instrument pursuant to
Section 401 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, such Exchange Agent shall not have received with respect to such Capital Securities or Moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, such Exchange Agent shall have full power and authority to receive such Capital Securities or Moneys and/or apply the same to the


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

purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; provided, however, that no such application shall affect the obligations under this Article of the Persons receiving such Capital Securities or Moneys from such Exchange Agent.

      Section 1205. Application by Trustee or Agent of Money or Capital
                    Securities.

      Anything in this Indenture to the contrary notwithstanding, any deposit of Moneys or Capital Securities by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of (or premium, if any), interest on or Additional Amounts with respect to any Securities shall, except as provided in Section 1204, be subject to the provisions of Section 1201.

      Section 1206. Subrogation.

      Subject to the payment in full of all Senior Indebtedness of the Company, the Holders of the Securities and Coupons shall be subrogated to the rights of the holders of such Senior Indebtedness of the Company to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness of the Company until all of the Securities shall be paid in full and none of the payments or distributions to the holders of such Senior Indebtedness of the Company to which the Holders of all of the Securities and Coupons or the Trustee would be entitled except for the provisions of this Article or of payments over, pursuant to the provisions of this Article, to the holders of such Senior Indebtedness of the Company by the Holders of the Securities and Coupons or the Trustee shall, as between the Company, its creditors other than the holders of such Senior Indebtedness of the Company, and the Holders of the Securities and Coupons, be deemed to be a payment by the Company to or on account of such Senior Indebtedness of the Company; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities and Coupons, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

      Section 1207. Subordination Rights Not impaired by Acts or Omissions of
                    Company or Holders of Senior Indebtedness of the Company.

      No right of any present or future holders of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness of the Company may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness of the Company, or amend or supplement any instrument pursuant to which any such Senior Indebtedness of the Company is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness of the Company including, without limitation, the waiver of any default thereunder, all without notice to or assent from the Holders of the Securities or Coupons or the Trustee and without affecting the obligations of the Company, the Trustee or the Holders of the Securities or Coupons under this Article.

      Section 1208. Authorization of Trustee to Effectuate Subordination of
                    Securities.

      Each Holder of a Security or Coupon, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the Holders of Securities and Coupons and the holders of Senior Indebtedness of the Company, the subordination provided in this Article. If, in the event of any proceeding or other action relating to the Company referred to in the first sentence of Section 1201, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the Holders of the Securities of any series or Coupons appertaining thereto prior to 15 days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness of the Company shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities of such series or Coupons appertaining thereto.

      Section 1209. Right of Trustee to Hold Senior Indebtedness of the Company.

      The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness of the Company at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness of the Company, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

      Section 1210. Article Twelve Not to Prevent Events of Default or Defaults.

      The failure to make a payment pursuant to the Securities by reason of any provision in this Article shall not be construed as preventing the occurrence of an Event of Default or a Default.


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

                                ARTICLE THIRTEEN

                  EXCHANGE OF CAPITAL SECURITIES FOR SECURITIES

      Section 1301. Applicability of Article.

      If the terms of the Securities of any series established as provided in
Section 301 shall provide that Capital Securities are exchangeable for the Securities of such series, the Company shall exchange Capital Securities for the Securities of such series in accordance with their terms and (except as otherwise specified in the terms of the Securities of such series established as provided in Section 301) in accordance with this Article on a date not later than the Stated Maturity of the Securities of such series.

      Section 1302. Exchange of Capital Securities.

      The amount of Capital Securities which shall be exchangeable for each Security of any series for which Capital Securities are exchangeable shall be Capital Securities with a Market Value equal to the principal amount of such Security or the Applicable Percentage of such principal amount, as established in or pursuant to a Board Resolution or indenture supplemental hereto as provided in Section 301 or, if not so established, shall be Capital Securities with a Market Value equal to the principal amount of such Security.

      Except as otherwise provided in this Section 1302, unless the Company's obligation to exchange Capital Securities for Securities of any series for which Capital Securities are exchangeable has been revoked as provided in Section 1309 or the Securities of such series are redeemed as provided in Article Eleven, on the Exchange Date for the Securities of such series, the Company shall (i) exchange for all or part of the Securities of such series Capital Securities with the Market Value established for the Securities of such series as provided in Section 301, or (ii) if so specified in the terms of the Securities of such series established as provided in Section 301, at the Company's option, pay the principal amount (or the Applicable Percentage thereof) of all or part of the Securities of such series from Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator), and, in either case, the Company shall pay or cause to be paid on the Exchange Date to the Persons entitled thereto accrued and unpaid interest to the Exchange Date. The notice prescribed in Section 1303(a) shall be given in the manner provided in
Section 1303(a) not less than 90 days nor more than 120 days prior to the Exchange Date for the Securities of any series for which Capital Securities are exchangeable. At the Company's option, the Exchange Date may be accelerated to a date not more than 60 days prior to the Stated Maturity of the Securities of such series by a notice given by the Company in the manner provided in Section 1303(b) not less than three Business Days prior to the accelerated Exchange Date.

      If so specified in the terms of the Securities of any series for which Capital Securities are exchangeable established as provided in Section 301 and except as otherwise provided in this Section 1302, unless the Company's obligation to exchange Capital Securities for Securities of


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

such series has been revoked as provided in Section 1309 or the Securities of such series are redeemed as provided in Article Eleven, the Company may, at any time at the Company's option, exchange for all or part of the Securities of such series Capital Securities with the Market Value established for the Securities of such series as provided in Section 301, upon not less than 90 days' nor more than 120 days' written notice mailed to the Holders thereof, if the Company shall determine that it is not, or that there is a substantial probability that it will not be, allowed to deduct under Section 163(a) of the Internal Revenue Code of 1986 or any similar successor provision, payments of interest to Holders of the Securities of such series as a result of (a) any change in, or amendment to, or officially proposed change in, or amendment to, the laws (or any regulations, revenue rulings or revenue procedures promulgated thereunder) of the United States or any change in, or officially proposed change in, operation or official interpretation of such laws, rulings or regulations, or (b) any action taken by a taxing authority of the United States on or after the original issue date of the Securities of such series, which action is generally applied or which is taken with respect to the Company, or (c) a decision rendered by a court of competent jurisdiction in the United States on or after the original issue date of the Securities of such series, whether or not such decision was rendered with respect to the Company, or (d) a technical advice memorandum or ruling issued by the United States Internal Revenue Service on substantially the same facts as those affecting the Company (each of the foregoing an "Event Relating to Federal Income Taxes"). In the case of any such exchange of Capital Securities for Securities of any such series, the Company shall pay or cause to be paid on the Exchange Date to the Persons entitled thereto accrued and unpaid interest on such Securities to the Exchange Date. Prior to the mailing of any notice of such exchange, the Company shall deliver to the Trustee a certificate of an officer of the Company (which need not comply with Section 102) to the effect that the Company has complied with the provisions of this Section relating to such exchange and that the Company has received an opinion of independent counsel to the effect that the Company's determination that an Event Relating to Federal Income Taxes has occurred is proper. If Capital Securities are to be exchanged for the Securities of any series pursuant to this paragraph, prior to the time notice of the Company's election to effect such exchange is given to the Holders thereof, the Company shall have appointed an Exchange Agent and deposited with the Exchange Agent in trust or, if the Company shall be the Exchange Agent, segregated and held in trust, for the benefit of the Persons entitled thereto, certificates for the Capital Securities issuable upon such exchange and an amount in cash which together are sufficient to pay the Exchange Price of and (subject to Section 307) accrued and unpaid interest to the Exchange Date on all of the Securities of such series or portions thereof for which Capital Securities are to be exchanged on the Exchange Date, plus an amount in cash in lieu of any fractional Capital Securities. Upon the deposit of such certificates and cash with the Exchange Agent, the Exchange Agent shall notify the Trustee in writing of such deposit, and the Trustee shall be protected in relying on such notice, subject to Section 601, for all purposes of this Indenture, including, but not limited to, Section 401. Capital Securities may be so exchanged for less than all of the Securities of any series only if all of the Securities of such series for which Capital Securities are not so exchanged are to be redeemed as provided in Section 1108 and, prior to the time notice of such exchange is given, the Company shall have given irrevocable instructions to the Trustee to give on behalf of the Company notice of such redemption to Holders of the Securities to be so redeemed as provided in Sections 1104 and 1108, and the Company shall have irrevocably given to the Bank and the Trustee the notice provided in Section 1102 with respect to such redemption. The notice of exchange given to Holders of Securities of any series as provided in this paragraph shall (x) be given in the manner provided in
Section 1303(a), (y) set forth the Exchange Date and state that each Holder of Securities of such series for which Capital Securities are being exchanged will receive on such Exchange Date accrued and unpaid interest to such Exchange Date in cash (subject to Section 307) and (z) except as otherwise specified in the terms of the Securities of such series established as provided in Section 301, include statements to the effect set forth in Sections 1303(a) (2), (4), (7) and
(11). Except as otherwise specified in the terms of the Securities of any series established as provided in Section 301, (i) the following provisions of this Article Thirteen shall apply to the exchange of Capital Securities for Securities of such series pursuant to this paragraph (unless the context of any such provision otherwise requires): Section 1301; the first, third, fourth and fifth paragraphs of this Section 1302; Section 1303(b) (to the extent applicable to any notice given pursuant to Section 1309); Sections 1303(c) and 1304(e) and
(f); the second paragraph (including clauses (1), (2) and (3)) of Section 1305; the third paragraph of Section 1305; and Sections 1306, 1308(a), 1309, 1310, 1311 and 1312; and (ii) the remaining provisions of this Article Thirteen shall not apply to such exchange. Subject to Sections 502 and 503, no Holder of a Security for which Capital Securities are exchanged pursuant to this paragraph shall be entitled to receive any cash from the Company on the Exchange Date established pursuant to this paragraph or at the Stated Maturity of the Securities of such series, except: (A) as provided herein, in lieu of any fractional Capital Securities and (subject to Section 307) for accrued and unpaid interest, and (B) as otherwise specified in the terms of the Securities of such series established as provided in Section 301. Any additional terms and conditions which may apply to such an exchange of Capital Securities for the Securities of any series upon an Event Relating to Federal Income Taxes shall be specified in the terms of the Securities of such series established as provided in Section 301.

      No fractional Capital Securities shall be issued upon any exchange of Capital Securities for Securities of any series. If more than one Security of any series shall be surrendered for purposes of such exchange at one time by the same Holder, the amount of all Capital Securities which shall be issuable upon such exchange shall be computed on the basis of the aggregate principal amount of such Securities so surrendered. In lieu of issuing any fractional Capital Security, the Company shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction of the Market Value of the Capital Security.

      The Company shall not be obligated to deliver Capital Securities to any Holder of a Security of any series to the extent that the Company elects to apply Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) to pay such Security in cash. The Company shall not be obligated to apply Available Funds or Optional Available Funds to the payment of any Securities of any series.

      Section 1303. Notices of Exchange.

      (a) Each notice in accordance with this Section 1303(a) shall be given to the Holders of Securities of any series for which Capital Securities are to be exchanged by first-class mail, postage prepaid, to their addresses as they shall appear in the Security Register (a copy of which shall promptly be delivered to the Trustee and the Exchange Agent) and shall:

            (1) state the Exchange Date and that it is subject to acceleration in the manner provided in the second paragraph of Section 1302;

            (2) state the type of Capital Securities to be exchanged for the Securities of such series on such Exchange Date;

            (3) contain or be accompanied by a Capital Security Election Form;

            (4) if Capital Securities are to be exchanged for less than all of the Outstanding Securities of such series on such Exchange Date, state the identification (and, in the case of exchange of Capital Securities for less than the whole principal amounts of Securities of such series, the principal amounts) of the particular Securities for which Capital Securities are to be exchanged;

            (5) state that each Holder of Securities of such series for which Capital Securities are being exchanged will receive on such Exchange Date accrued and unpaid interest to such Exchange Date in cash (subject to Section 307) and may elect to receive Capital Securities with a Market Value equal to the principal amount (or the Applicable Percentage thereof) of such Securities registered in the name of such Holder by returning such Capital Security Election Form on or before the date set forth therein (which shall be the date 30 days subsequent to the giving of the notice prescribed in this Section 1303(a) and shall not be less than 60 days prior to the Stated Maturity of the Securities of such series);

            (6) state that, in the absence of the election specified in (5) above, such Holder shall be deemed to have received Capital Securities on the Exchange Date and to have elected to have such Capital Securities sold by the Company in the related Secondary Offering and the proceeds thereof, together with accrued and unpaid interest (subject to Section 307), delivered to such Holder on the Exchange Date; provided, however, that in the event that the Company does not effect the Secondary Offering and the Company has not elected to apply Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) to the payment of the Securities of such series, such Holder will receive on or after the Exchange Date the Capital Securities described in the notice and not cash (other than cash in lieu of fractional Capital Securities and for accrued and unpaid interest (subject to Section 307));

            (7) state that on such Exchange Date the Exchange Price will become due and payable, whether in cash or Capital Securities, with respect to each such Security of such series for which Capital Securities are to be exchanged and that interest thereon will cease to accrue on and after such Exchange Date;

            (8) state that if there is a Secondary Offering, the Market Value of any Capital Securities issued on the Exchange Date will be equal to the sale price of such Capital Securities as are sold in the Secondary Offering and that because such sale price will be determined prior to the Exchange Date, Holders of Securities who elect to receive Capital Securities on the Exchange Date will bear the market risk with respect to the value of the Capital Securities to be received from the date such sale price is determined to the Exchange Date;

            (9) state that each Holder for whom Capital Securities are being offered in the Secondary Offering shall be deemed to have appointed the Company such Holder's attorney-in-fact to execute any and all documents and agreements which the Company deems necessary or appropriate to effect such Secondary Offering on the terms set forth in the notice;

            (10) state that (i) unless, within 30 days following the giving of the notice prescribed in this Section 1303(a), the Company shall be advised to the contrary in writing by the Holder, the Company will be entitled to assume for purposes of such Secondary Offering that the Capital Securities are to be offered for the account of such Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that the Holder owns no such Capital Securities which are held other than in the name of the Holder and that after completion of the Secondary Offering the Holder will own less than 1% of the class of such Capital Securities, (ii) if any of these assumptions is not correct, the Holder shall promptly, but in any event within such 30-day period, so advise the Company, and (iii) a failure on the part of such Holder to advise the Company promptly, but in any event within such 30-day period, of the incorrectness of any of such assumptions will expose such Holder to liability to the Company, the Trustee, the Exchange Agent, other Holders of Securities of such series and underwriters, agents and other similar Persons to the extent set forth in Section 1304(d) and exonerate the Company from liability to such Holder to the extent set forth in Section 1308(c); and

            (11) state the place or places where such Securities are to be surrendered for exchange of Capital Securities therefor.

      (b) Each notice in accordance with this Section 1303(b) shall be given to the Holders of Securities of any series for which Capital Securities are to be exchanged by first-class mail, postage prepaid, to their addresses as they shall appear in the Security Register and shall be published in an Authorized Newspaper. The Company shall promptly deliver a copy of each such notice to the Trustee and the Exchange Agent. In the event that there has been a Secondary


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

Offering, notice shall be given not less than three Business Days prior to the Exchange Date of the amount of Capital Securities to be exchanged for each $1,000 principal amount of Securities of such series in the manner provided in this Section 1303(b).

      (c) If Capital Securities are to be exchanged for less than all of the Securities of any series on any Exchange Date, the Company shall, at least 15 days prior to the giving of the notice prescribed in Section 1303(a) (unless a shorter notice shall be satisfactory to the Bank), notify the Bank and the Trustee of the Exchange Date and of the principal amount of Securities of such series for which Capital Securities are to be exchanged, and the particular Securities of such series for which Capital Securities are to be exchanged shall be selected, not less than 105 days prior to the Exchange Date, by the Bank, from the Outstanding Securities of such series, by such method as the Bank shall deem fair and appropriate and which may provide for the selection for such purpose of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided that in the case of an exchange of Capital Securities for the Securities of any series pursuant to the third paragraph of Section 1302, if particular Securities of such series have been selected in accordance with Section 1103 for redemption pursuant to Section 1108 (and the Securities so selected for such redemption constitute less than all of the Securities of such series), the particular Securities of such series for which Capital Securities are to be so exchanged shall be all of the Securities of such series not so selected for redemption. The Bank shall promptly notify the Company, the Trustee and the Exchange Agent in writing of the Securities selected for such purpose and, in the case of any Securities so selected in part, the principal amount thereof for which Capital Securities are to be exchanged.

      Section 1304. Rights and Duties of Holders of Securities for which Capital
                    Securities are to Be Exchanged.

      (a) Each Holder of Securities of any series for which Capital Securities are to be exchanged will receive on the Exchange Date accrued and unpaid interest to such Exchange Date in cash (subject to Section 307) and may elect to receive Capital Securities with a Market Value equal to the principal amount (or the Applicable Percentage thereof) of such Securities registered in the name of such Holder by returning the Capital Security Election Form specified in Section 1307 not later than the date set forth therein (which shall be the date 30 days subsequent to the giving of the notice prescribed in Section 1303(a) and shall not be less than 60 days prior to the Stated Maturity of the Securities of such series). All Capital Security Election Forms may be delivered to the office of the Exchange Agent at the address specified in such form or to any Office or Agency maintained for such purpose as provided in Section 1002 or, if the Company shall fail to maintain such Office or Agency, to the Corporate Trust Office. If any such Holder shall fail to make the election specified in the first sentence of this Section 1304(a) on or before the last day provided therein for making such election, such Holder shall be deemed to have received Capital Securities on the Exchange Date and to have elected to have such Capital Securities sold by the Company in the related Secondary Offering and the proceeds thereof, together with accrued and unpaid interest (subject to Section 307), delivered to such Holder on the Exchange Date (such Holder being thereby deemed to be a Cash Election Holder).

      Subject to Sections 502 and 503, and without prejudice to the rights pursuant to Section 1308 of Holders of Securities of any series for which Capital Securities are exchangeable, no Holder of a Security of any series for which Capital Securities are exchanged in accordance with the provisions of this Article and the terms of the Securities of such series shall be entitled to receive any cash from the Company on the Exchange Date for, or at the Stated Maturity of, the Securities of such series, except: (i) from the proceeds of the sale of Capital Securities in the related Secondary Offering or from Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) which the Company has elected to apply to the payment of Securities of such series, and (ii) as provided herein, in lieu of any fractional Capital Securities and (subject to Section 307) for accrued and unpaid interest.

      Cash Election Holders of Securities of any series will receive any Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) which the Company elects to apply to the payment of Securities of such series up to the principal amount (or the Applicable Percentage thereof) of such Holders' Securities of such series.

      If the Company does not sell in a Secondary Offering with respect to the Securities of any series a sufficient amount of Capital Securities so that the sale proceeds thereof, when added to any Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) which the Company elects to apply to the payment of the Securities of such series, are sufficient to satisfy the cash elections of the Cash Election Holders of the Securities of such series, the Exchange Agent will allocate Capital Securities, the proceeds of such Secondary Offering and such Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) among such Cash Election Holders pro rata based upon the respective principal amounts of the Securities of such series held by such Cash Election Holders to the extent practicable or by such other means as the Exchange Agent deems fair and appropriate and, in any event, in such manner as may be required by applicable law. To the extent that such Cash Election Holders do not receive cash, they will receive whole Capital Securities for the balance and cash in lieu of any fractional Capital Securities. In the event that such Cash Election Holders receive Capital Securities in accordance with the foregoing sentence, the delivery of such Capital Securities together with the proceeds of such Secondary Offering and such Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) shall constitute payment in full of the principal of such Cash Election Holders' Securities, and the Company shall have no further obligation to effect such Secondary Offering, without prejudice to such Cash Election Holders' rights pursuant to Section 1308.

      In the event that the Company does not effect a Secondary Offering to provide cash to the Cash Election Holders of the Securities of any series on the Exchange Date and the Company has not elected to apply any Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator) to the payment of the Securities of such series, such Holders shall receive on or after the Exchange Date the Capital Securities described in the notice prescribed in Section 1303(a), with the Market Value determined pursuant to the terms of the Securities of such series, and not cash (other than cash in lieu of fractional Capital Securities and for accrued and unpaid interest (subject to Section 307)), and the Company shall have no further obligation to effect such Secondary Offering, without prejudice to such Cash Election Holders' rights pursuant to Section 1308.

      (b) Each Holder for whom Capital Securities are offered in a Secondary Offering shall be deemed to have appointed the Company such Holder's attorney-in-fact to execute any and all documents and agreements which the Company deems necessary or appropriate to effect such Secondary Offering on the terms set forth in the notice prescribed in Section 1303(a).

      (c) Unless, within 30 days following the giving of the notice prescribed in Section 1303(a), the Company shall be advised to the contrary in writing by any Holder for whom Capital Securities are offered in a Secondary Offering, the Company shall be entitled to assume for purposes of such Secondary Offering that the Capital Securities are to be offered for the account of such Holder, that such Holder has not held any position, office or other material relationship with the Company within three years preceding the Secondary Offering, that such Holder owns no such Capital Securities which are held other than in the name of the Holder and that after completion of the Secondary Offering such Holder will own less than 1% of the class of such Capital Securities.

      (d) Each Holder for whom Capital Securities are offered in the Secondary Offering agrees to indemnify and hold harmless the Company, the Trustee, the Exchange Agent, any other Holder and any underwriter, agent or other similar Person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus contained therein, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement, alleged untrue statement, omission or alleged omission is made therein (i) in reliance upon and in conformity with any written information furnished to the Company by or on behalf of such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any of the assumptions described in the Company's notice pursuant to Section 1303(a)(10) is incorrect.

      (e) In order to receive the Exchange Price of any Security for which Capital Securities are to be exchanged, together with accrued and unpaid interest thereon plus an amount in cash in lieu of any fractional Capital Securities, the Holder of such Security shall surrender such Security (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) to the Exchange Agent at the place or places specified in the notice prescribed in Section 1303(a).

      (f) Capital Securities shall be deemed to be exchanged for Securities of any series for which Capital Securities are to be exchanged, effective on the Exchange Date therefor, in accordance with the provisions of this Article and the terms of the Securities of such series, and at such time the rights of the Holders of such Securities as such Holders shall cease (subject to any additional terms of the Securities of any series established as provided in
Section 301) and the Person or Persons entitled to receive Capital Securities issuable upon such exchange shall be treated for all purposes as the record holder or holders of such Capital Securities at such time. The Company shall cause the Exchange Agent to deliver, on and after the Exchange Date upon surrender of any Security for purposes of exchange in accordance with Section 1304(e), a certificate or certificates for the Capital Securities issuable upon such exchange, together with an amount in cash in lieu of any fractional Capital Securities and (subject to Section 307) accrued and unpaid interest.

      Section 1305. Deposit of Exchange Price.

      At least 90 days prior to the Exchange Date for the Securities of any series for which Capital Securities are to be exchanged, the Company shall appoint an Exchange Agent and, on or prior to the Exchange Date for the Securities of such series, the Company shall deposit with the Exchange Agent in trust or, if the Company shall be the Exchange Agent, segregate and hold in trust, for the benefit of the Persons entitled thereto, certificates for the Capital Securities issuable upon such exchange and an amount in cash which together are sufficient to pay the Exchange Price of and (subject to Section
307) accrued and unpaid interest to the Exchange Date on all of the Securities of such series or portions thereof for which Capital Securities are to be exchanged on the Exchange Date, plus an amount in cash in lieu of any fractional Capital Securities. Upon the deposit of such certificates and cash with the Exchange Agent, the Exchange Agent shall notify the Trustee in writing of such deposit, and the Trustee shall be protected in relying on such notice, subject to Section 601, for all purposes of this Indenture, including, but not limited to, Section 401.

      The Company will cause the Exchange Agent to execute and deliver to the Trustee an instrument in which such Exchange Agent shall agree with the Trustee, or if the Trustee shall be the Exchange Agent, the Trustee hereby agrees that, subject to the provisions of this Section, such Exchange Agent will:

            (1) hold all certificates for Capital Securities and all amounts of cash held by it for delivery and payment pursuant to this Article in trust for the benefit of the Persons entitled thereto until such certificates shall be delivered and such cash shall be paid to such Persons or otherwise disposed of as herein provided;

            (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any such deposit; and

            (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith deliver to the Trustee all certificates for Capital Securities and pay to the Trustee all amounts of cash so held pursuant to this Article in trust by such Exchange Agent.

Such instrument may also designate one or more officers of the Exchange Agent to receive notices pursuant to the second paragraph of Section 1204 and the office of the Exchange Agent at which such notices shall be received.

      Any certificates for Capital Securities or amounts of cash deposited with the Exchange Agent pursuant to this Article in trust as hereinabove provided which (i) shall not be delivered and paid to the Holders of any Security because the Company shall not be obligated to make or cause to be made the delivery or payment thereof pursuant to the terms of this Indenture or if such Security shall be delivered or repaid, as the case may be, to the Company on Company Request or (ii) shall remain unclaimed by the Holder of any Security for two years after the same shall have been so deposited with the Exchange Agent shall be delivered or repaid, as the case may be, to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security who was entitled thereto shall thereafter look only to the Company for delivery or payment thereof, and all liability of the Trustee or the Exchange Agent (other than the Company) with respect to such certificates or cash, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or the Exchange Agent, before being required to make any such delivery or repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such certificates or cash remain unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such certificates or cash then remaining will be delivered or repaid, as the case may be, to the Company.

      Section 1306. Securities Due on Exchange Date; Securities Exchanged in
                    Part.

      The Securities of any series for which Capital Securities are to be exchanged shall, on the Exchange Date for the Securities of such series, become due and payable at the Exchange Price therein specified, and from and after the Exchange Date (unless the Company shall default in the payment of the Exchange Price and accrued and unpaid interest) such Securities or portions thereof for which Capital Securities are to be exchanged shall cease to bear interest. Upon surrender of any such Security for purposes of such exchange, such Security shall be paid by the Company, or Capital Securities shall be exchanged therefor, at the Exchange Price, together with accrued and unpaid interest to the Exchange Date (subject to Section 307), plus an amount in cash in lieu of any fractional Capital Securities.

      If any Security of any series for which the notice prescribed in Section 1303(a) is duly given shall not be so paid, or if Capital Securities shall not be exchanged therefor, upon surrender thereof for purposes of such exchange, the principal shall, until paid, or until Capital

Securities shall be exchanged for such principal, bear interest from the Exchange Date at the rate prescribed therefor in such Security.

      Upon surrender to the Exchange Agent in accordance with Section 1304(e) of any Security for which Capital Securities are to be exchanged only in part, the Company shall execute, the Trustee shall authenticate and there shall be delivered to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered for which Capital Securities have not been exchanged; provided that in the case of such surrender of any Security for which Capital Securities are to be exchanged only in part pursuant to the third paragraph of Section 1302, the Company shall execute, the Trustee shall authenticate and there shall be delivered (or, if not delivered, there shall be deemed to be delivered), on behalf of the Holder of such Security (without service charge), to a place where Securities of such series may be surrendered for redemption pursuant to Section 1108, a new Security or Securities of the same series, of any authorized denomination selected by the Bank, in aggregate principal amount equal to and in exchange for the portion of the principal of the Security so surrendered for which Capital Securities have not been exchanged, and such new Security or Securities when so delivered (or deemed to be delivered) shall be deemed to be surrendered on the Redemption Date in accordance with Section 1106 or 1107 for redemption pursuant to Section 1108.

      Section 1307. Form of Capital Security Election Form.

      The form of Capital Security Election Form shall be substantially as follows, with such additions, deletions or changes thereto as may be approved by the Company.

                         CAPITAL SECURITY ELECTION FORM

      To: [Insert Name and Address of Exchange Agent]

            The undersigned Holder of [Insert title of Securities] ("Securities") of The Chase Manhattan Corporation hereby elects to receive on the Exchange Date determined pursuant to the Amended and Restated Indenture dated as of September 1, 1993 ("Indenture") between The Chase Manhattan Corporation and Chemical Bank, Trustee, and referred to in the notice of exchange delivered to the undersigned with this Capital Security Election Form, Capital Securities (as defined in the Indenture), registered in the name of the undersigned Holder, in exchange for all, or the portion of the principal stated below, of such Securities. As stated in the notice of exchange delivered to the undersigned Holder, (i) Capital Securities are to be exchanged for [Company to insert appropriate portion of principal amount if partial exchange] of the principal amount of the Securities held by the undersigned Holder and (ii) the undersigned Holder shall receive Capital Securities with a Market Value (as defined in the Indenture) equal to [Company to insert 100% of the principal amount or the Applicable Percentage thereof] of the Securities for which Capital Securities are being exchanged. Unless this Capital

      Security Election Form is received by the Exchange Agent named above at the address shown above (or at any Office or Agency maintained for such purpose as provided in Section 1002 of the Indenture or, if the Company shall fail to maintain such office or agency, at the Corporate Trust Office) on or prior to , 19 [the date 30 days subsequent to the giving of the notice prescribed in Section 1303(a)], the undersigned Holder will be deemed to have elected to participate in the sale of the Holder's Capital Securities in the Secondary Offering and, as provided in the above-mentioned notice of exchange, will receive cash on the Exchange Date in an amount equal to [Company to insert 100% of the principal amount or the Applicable Percentage thereof] of all Securities for which Capital Securities are being exchanged owned by the Holder. All terms used herein and not otherwise defined herein shall have the meanings specified in the Indenture.


Dated . . . . . . . . . . . . .                         . . . . . . . . . . . .
                                                            Name of Holder

      Section 1308. Covenants of the Company.

      (a) The Company agrees that all Capital Securities issued in exchange for Securities will upon issuance be duly and validly issued and, if applicable, fully paid and nonassessable. If any Capital Securities to be exchanged for Securities hereunder require registration with or approval of any governmental authority under any Federal or State law, or listing on any national securities exchange, before such Capital Securities may be issued, the Company shall use its best efforts to cause such Capital Securities to be duly registered or approved or listed, as the case may be. The Company will pay any and all transfer, stamp or similar taxes that may be payable in respect of the issue or delivery of Capital Securities in exchange for Securities pursuant hereto to the same Holder.

      (b) The Company unconditionally undertakes to sell, or cause to be sold, in a Secondary Offering all Capital Securities to be exchanged for Securities of any series held by Cash Election Holders of Securities of such series (and to bear all expenses of such Secondary Offering, including underwriting discounts and commissions and transfer, stamp and similar taxes) at the times and in the manner required by this Indenture unless all Holders of the Securities of such series have elected to receive Capital Securities on the related Exchange Date or the amount of Optional Available Funds (and funds from any other source to the extent approved by the Primary Federal Regulator) which the Company has elected to apply to the payment of Securities of such series is sufficient to pay the principal of all of the Securities of such series held by all Cash Election Holders of the Securities of such series. The Company will effect each Secondary Offering such that the closing of such Secondary Offering will occur on or before the relevant Exchange Date.

      (c) The Company agrees to indemnify and hold harmless any Holder for the account of whom Capital Securities are being offered and sold in connection with any Secondary Offering and the Trustee, the Exchange Agent and any underwriter, agent or other similar Person from and against any and all losses, claims, damages and liabilities resulting from or based upon any untrue statement or alleged untrue statement of any material fact contained in any notice of exchange, any offering memorandum or selling document or registration statement relating to the Secondary Offering, any preliminary prospectus or prospectus contained therein, or any amendment thereof or supplement thereto, or resulting from or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or resulting from the Company's failure to comply with Section 1308(a); provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement, alleged untrue statement, omission or alleged omission made therein (i) in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in connection with the preparation thereof or (ii) because of such Holder's failure to advise the Company in writing that any assumption described in the Company's notice pursuant to Section 1303(a)(10) is incorrect. In connection with any Secondary Offering, the Company agrees to obtain usual and appropriate indemnification of any Holder for the account of whom Capital Securities are being offered and sold in any Secondary Offering from any underwriter, agent or other similar Person.

      Section 1309. Revocation of Obligation to Exchange Capital Securities for
                    Securities.

      The Company's obligation to exchange Capital Securities for Securities of any series as provided in Section 1301 is absolute and unconditional; provided, however, that such obligation may be revoked at the option of the Company at any time on not less than 60 days' prior notice given in the manner provided in
Section 1303(b) to the Holders of Securities of such series, the Trustee and the Exchange Agent, if the Company shall determine that the Securities of such series do not constitute primary capital of the Company under applicable regulations of the Primary Federal Regulator or if the Securities of such series shall cease being treated as primary capital of the Company by the Primary Federal Regulator or if approval of the Primary Federal Regulator is obtained for such revocation and, in any such case, the Company shall deliver to the Trustee a certificate of an officer of the Company (which need not comply with Section 102) to the effect that the Company has received an opinion of independent counsel to such effect.

      In the event that such obligation is revoked,

            (a) the Company will pay the Securities of such series in cash from any source at the principal amount thereof at the Stated Maturity thereof, plus accrued and unpaid interest to the date of payment (subject to Section 307), and


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            (b) the Company may, at any time when pursuant to their terms the
      Securities of such series are redeemable, on not less than 30 days' nor more than 60 days' prior notice, redeem the Securities of such series, in whole or in part, in accordance with Article Eleven and the terms of the Securities of such series, for cash from any source at the Redemption Price for the Securities of such series, plus accrued and unpaid interest to the Redemption Date (subject to Sections 307 and 1106).

      Section 1310. Optional Available Funds.

      (a) With respect to the Securities of any series for which Capital Securities are exchangeable, the Company may elect to create and establish an identifiable fund on its books and records for certain funds of the same character referred to in clauses (i), (ii) and (iii) of Section 1401 ("Optional Available Funds") which at any time may be designated by the Company and used, as provided in this Indenture or in the terms of the Securities of such series established as provided in Section 301, to pay the principal of the Securities of such series. The Company shall have no obligation (A) to create and establish such a fund or (B) to designate the proceeds of the issuance of any Capital Securities as Optional Available Funds or (C) to issue any Capital Securities for such purpose or (D) to apply any Optional Available Funds to the payment of any Securities. Notwithstanding any provision to the contrary contained in this Indenture or in the Securities of any series, neither funds designated as Optional Available Funds nor any other property from time to time held as Optional Available Funds shall be deemed to be for any purpose property of the Holders of any Securities or trust funds and Optional Available Funds shall not constitute security for the payment of any Securities.

      (b) In lieu of, or in addition to, any exchange of Capital Securities for Securities of any series, or any other payment of the principal of the Securities of any series from Optional Available Funds (or funds from any other source to the extent approved by the Primary Federal Regulator), which may be made in accordance with the provisions of this Article, the Company may, at any time when pursuant to their terms the Securities of such series are redeemable, redeem the Securities of such series, in whole or in part, in accordance with Article Eleven and the terms of the Securities of such series, for cash from funds designated as Optional Available Funds for the Securities of such series (or with funds from any other source to the extent approved by the Primary Federal Regulator) at the Redemption Price for the Securities of such series, plus accrued and unpaid interest to the Redemption Date (subject to Sections 307 and 1106).

      (c) Any Optional Available Funds remaining after redemption of all of the Securities of the series for which such Optional Available Funds have been designated or after payment (including the delivery of any Capital Securities exchanged for the Securities of such series) in full of the principal of (and premium, if any) and interest on all of the Securities of such series (or provision for the payment thereof as provided in Article Four) shall be released from such designation.


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      Section 1311. Provision in Case of Consolidation, Merger, Conveyance or
                    Transfer.

      In case of any consolidation of the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation), or in case of any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the corporation formed by such consolidation or the corporation into which the Company shall have been merged or the corporation which shall have acquired by conveyance or transfer the property and assets of the Company substantially as an entirety, as the case may be, shall execute and deliver to the Trustee an indenture supplemental hereto providing that the Holder of each Security of any series for which Capital Securities are exchangeable then Outstanding shall have the right thereafter to receive, in accordance with the provisions of this Article Thirteen and the terms of the Securities of such series, Capital Securities of such corporation on the Exchange Date for such Security with a Market Value equal to the principal amount (or the Applicable Percentage thereof) of such Security, together with such amounts in cash as are provided in this Article Thirteen and the terms of the Securities of such series. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances or transfers.

      Section 1312. Responsibility of Trustee.

      The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities of any series for which Capital Securities are to be exchanged to determine the Market Value of any Capital Securities delivered in exchange for Securities of such series and may rely on and shall be entitled to receive prior to any Exchange Date for Securities of such series an Officers' Certificate of the Company as to the Market Value of the Capital Securities being exchanged for the Securities of such series and the amount of Capital Securities being exchanged for each $1,000 principal amount of Securities of such series and stating that such Capital Securities qualify as Capital Securities under the definition thereof contained in this Indenture. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Capital Securities which may at any time be issued or delivered in exchange for any Security; and the Trustee does not make any representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Capital Securities or Capital Security certificates or other securities or property upon the surrender of any Security for the purpose of exchange or to comply with any of the covenants of the Company contained in this Article.


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                                ARTICLE FOURTEEN

                                 AVAILABLE FUNDS

      Section 1401. Available Funds.

      "Available Funds" will consist of amounts equal to (i) the net proceeds from the sale for cash from time to time of Capital Securities, (ii) the market value, as determined by the Company, of Capital Securities issued from time to time in exchange for other property, less the expenses to effect any such exchanges and (iii) other funds which the regulations or other criteria of the Primary Federal Regulator then permit in determining primary capital of the Company, provided that (x) the Company has designated such amounts as Available Funds on its books and records in the manner required by the Primary Federal Regulator, and (y) there shall be deducted from Available Funds an amount equal to the amount of any funds used to redeem or repay the Securities for which Available Funds are required to be designated. Notwithstanding any provision to the contrary contained in this Indenture or in the Securities of any series, neither funds designated as Available Funds nor any other property from time to time held as Available Funds shall be deemed to be for any purpose property of the Holders of any Securities or trust funds and Available Funds shall not constitute security for the payment of any Securities.

      Section 1402. Covenant of Company to Obtain Available Funds.

      The Company hereby covenants and agrees with regard to the Securities of any series for which Available Funds are required to be designated that (i) by the Interest Payment Date which occurs on or next preceding the date when one-third of the period from the original issue date of the Securities of such series to their Stated Maturity has elapsed, it will have obtained Available Funds in an amount that will equal at least one-third of the original aggregate principal amount of the Securities of such series which, at such date, may be treated for United States bank regulatory purposes as primary capital of the Company (or such lesser amount as the Primary Federal Regulator may permit from time to time), and will have delivered to the Trustee an Officers' Certificate to the foregoing effect, (ii) by the Interest Payment Date which occurs on or next preceding the date when two-thirds of the Period from the original issue date of the Securities of such series to their Stated Maturity has elapsed, it will have obtained Available Funds in an amount that will equal at least two-thirds of the original aggregate principal amount of the Securities of such series which, at such date, may be treated for United States bank regulatory purposes as primary capital of the Company (or such lesser amount as the Primary Federal Regulator may permit from time to time), and will have delivered to the Trustee an Officers' Certificate to the foregoing effect, and (iii) by 60 days prior to the Stated Maturity of the Securities of such series, it will have obtained Available Funds in an amount that will equal not less than the original aggregate principal amount of the Securities of such series which, at such date, may be treated for United States bank regulatory purposes as primary capital of the Company (or such lesser amount as the Primary Federal Regulator may permit from time to time), and will have delivered to the Trustee an Officers' Certificate to the foregoing effect; provided, however, that such covenant and agreement shall be cancelled, and any amounts


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theretofore designated as Available Funds with regard to the Securities of such series shall be released from such designation, in the event and to the extent that the Primary Federal Regulator shall determine that any portion of the indebtedness represented by the Securities of such series previously treated as primary capital of the Company for United States bank regulatory purposes may not thereafter be so treated or in the event and to the extent that the Company shall have redeemed Securities of such series pursuant to the terms of Securities of such series from a source other than amounts designated as Available Funds.

      Section 1403. Release of Available Funds upon Redemption or Payment.

      Any Available Funds remaining after redemption of all of the Securities of the series for which such Available Funds have been designated or after payment in full of the principal of (and premium, if any) and interest on all of the Securities of such series (or provision for the payment thereof as provided in Article Four) shall be released from such designation.

                                 ARTICLE FIFTEEN

                                REPAYMENT OPTION

      Section 1501. Applicability of Article.

      Securities of any series which are repayable at the option of the Holders thereof before their Stated Maturity shall be repaid in accordance with the terms of the Securities of such series. The repayment of any principal amount of Securities pursuant to such option of the Holder to require repayment of Securities before their Stated Maturity, for purposes of Section 309, shall not operate as a payment, redemption or satisfaction of the indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee with a directive that such Securities be cancelled. Notwithstanding anything to the contrary contained in this Article Fifteen, in connection with any repayment of Securities, the Company may arrange for the purchase of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders of such Securities on or before the close of business on the repayment date an amount not less than the repayment price payable by the Company on repayment of such Securities, and the obligation of the Company to pay the repayment price of such Securities shall be satisfied and discharged to the extent such payment is so paid by such purchasers.


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                                 ARTICLE SIXTEEN

                        MEETINGS OF HOLDERS OF SECURITIES

      Section 1601. Purposes for Which Meetings May Be Called.

      A meeting of Holders of Securities of any series may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

      Section 1602. Call, Notice and Place of Meetings.

      (a) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 1601, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or in London or in such place outside the United States as the Trustee shall determine. Notice of every meeting of Holders of Securities of any series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

      (b) In case at any time the Company (by a Board Resolution) or the Holders of at least 10% in principal amount of the Outstanding Securities of any series shall have requested the Trustee to call a meeting of the Holders of Securities of such series for any purpose specified in Section 1601, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in London for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

      Section 1603. Persons Entitled to Vote at Meetings.

      To be entitled to vote at any meeting of Holders of Securities of any series, a Person shall be (1) a Holder of one or more Outstanding Securities of such series, or (2) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


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      Section 1604. Quorum; Action.

      The Persons entitled to vote a majority in principal amount of the Outstanding Securities of a series shall constitute a quorum for a meeting of Holders of Securities of such series; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series, the Persons entitled to vote 66 2/3% in principal amount of the Outstanding Securities of such series shall constitute a quorum. In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities of such series, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1602(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

      Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Securities of that series; provided, however, that any resolution with respect to any consent or waiver which this Indenture expressly provides may be given by the Holders of not less than 66 2/3% in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly convened and at which a quorum is present as aforesaid only by the affirmative vote of the Holders of 66 2/3% in principal amount of the Outstanding Securities of that series; and provided, further, that any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of a series may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series.

      Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series and the Coupons appertaining thereto, whether or not such Holders were present or represented at the meeting.


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      Section 1605. Determination of Voting Rights; Conduct and Adjournment of
                    Meetings.

      (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of any series in regard to proof of the holding of Securities of such series and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section 104 or by having the signature of the person executing the proxy witnessed or guaranteed by any trust company, bank or banker authorized by Section 104 to certify to the holding of Bearer Securities. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

      (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1602(b), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

      (c) At any meeting of Holders of Securities of any series, each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

      (d) Any meeting of Holders of Securities of any series duly called pursuant to Section 1602 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting; and the meeting may be held as so adjourned without further notice.

      Section 1606. Counting Votes and Recording Action of Meetings.

      The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The


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

permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record, at least in triplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1602 and, if applicable, Section 1604. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                ARTICLE SEVENTEEN

                            MISCELLANEOUS PROVISIONS

      Section 1701. Securities in Foreign Currencies.

      Whenever this Indenture provides for any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series, any amount in respect of any Security denominated in a Currency other than Dollars shall be treated for the purpose of any such distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Registered Securities of such series (if any) for such distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Company may specify in a written notice to the Trustee or, in the absence of such written notice, as the Trustee may determine.

                    ----------------------------------------

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      The Trustee hereby accepts the trusts in this Indenture declared and provided upon the terms and conditions set forth herein.

      IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture, dated as of September 1, 1993, and restatement of the Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

[SEAL]                               The Chase Manhattan Corporation

Attest:

/s/ [Illegible]                      By /s/ Arjun K. Mathrani
-------------------                    -------------------------------------
                                     Name: Arjun K. Mathrani
                                     Title: Executive Vice President
                                                and Treasurer


[SEAL]                               Chemical Bank,
                                     as Trustee

Attest:

/s/ [Illegible]                      By /s/ P.J. Gilkeson
--------------------                   -------------------------------------
                                     Name: P.J. Gilkeson
                                     Title: Vice President


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

STATE OF NEW YORK)
                      : SS.:
COUNTY OF NEW YORK)

      On the 31st day of August, 1993, before me personally came Arjun K. Mathrani to me known, who, being by me duly sworn, did depose and say that he is a Executive Vice President and Treasurer of The Chase Manhattan Corporation, a State of Delaware corporation, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said Corporation; that the seal affixed to said instrument is such Corporation's seal; that it was so affixed by authority of the Board of Directors of said Corporation; and that he signed his name thereto by like authority.


                                 /s/ May Derzie
                       ----------------------------------
                                  Notary Public

[NOTARIAL SEAL]
                                                   MAY DERZIE
                                        Notary Public, State of New York
                                                   No. 4973471
                                           Qualified in Nassau County
                                      Certificate Filed in New York County
                                       Commission Expires Oct. [Illegible]

STATE OF NEW YORK)
                     : SS.:
COUNTY OF NEW YORK)

      On the 31st day of August, 1993, before me personally came P.J. Gilkeson to me known, who, being by me duly sworn, did depose and say that he is a Vice President of Chemical Bank, a banking corporation organized and existing under the laws of State of New York, one of the persons described in and who executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporation's seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                              /s/ Annabelle DeLuca
                       ----------------------------------
                                  Notary Public

                                                     ANNABELLE DeLUCA
[NOTARIAL SEAL]                               Notary Public, State of New York
                                                      No. 01DE5013759
                                                  Qualified in Kings County
                                            Certificate Filed in New York County
                                             Commission Expires July 15, 1995


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